REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Tower Separate Account One
and Board of Directors of
Metropolitan Tower Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan Tower Separate Account One (the "Separate Account") of Metropolitan Tower Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2021, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 7 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2021, the results of their operations and changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 25, 2022

We have served as the Separate Account's auditor since 1983.

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METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse/ Wellington Balanced Division
Assets:
Investments at fair value	$5,244,736	$879,184	$401,114	$649,394
Due from Metropolitan Tower Life Insurance Company	203	73	23	—
Total Assets	5,244,939	879,257	401,137	649,394
Liabilities:
Accrued fees	—	—	—	9
Total Liabilities	—	—	—	9
Net Assets	$5,244,939	$879,257	$401,137	$649,385

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the years ended December 31, 2021, 2020 and 2019

	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTII BlackRock Bond Income Division
	2021	2020	2019	2021	2020	2019
Investment Income:
Dividends	$42,811	$44,459	$42,253	$24,143	$34,188	$33,917
Expenses:
Mortality and expense risk charges	20,749	16,496	15,379	4,490	4,715	4,574
Net investment income (loss)	22,062	27,963	26,874	19,653	29,473	29,343
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	486,654	252,703	421,352	17,153	—	—
Realized gains (losses) on sale of investments	167,990	38,433	53,358	3,596	3,697	122
Net realized gains (losses)	654,644	291,136	474,710	20,749	3,697	122
Change in unrealized gains (losses) on investments	375,533	512,069	483,291	(49,322)	39,742	51,336
Net realized and changes in unrealized gains (losses) on investments	1,030,177	803,205	958,001	(28,573)	43,439	51,458
Net increase (decrease) in net assets resulting from operations	$1,052,239	$831,168	$984,875	$(8,920)	$72,912	$80,801

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2021	2020	2019
Investment Income:
Dividends	$1,409	$8,585	$8,404
Expenses:
Mortality and expense risk charges	2,096	2,237	2,338
Net investment income (loss)	(687)	6,348	6,066
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(13)	374	690
Net realized gains (losses)	(13)	374	690
Change in unrealized gains (losses) on investments	(2,204)	(6,985)	777
Net realized and changes in unrealized gains (losses) on investments	(2,217)	(6,611)	1,467
Net increase (decrease) in net assets resulting from operations	$(2,904)	$(263)	$7,533

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the years ended December 31, 2021, 2020 and 2019

	BHFTII Brighthouse/Wellington Balanced Division
	2021	2020	2019
Investment Income:
Dividends	$11,549	$11,794	$10,834
Expenses:
Mortality and expense risk charges	3,136	2,655	2,488
Net investment income (loss)	8,413	9,139	8,346
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	54,002	23,151	29,421
Realized gains (losses) on sale of investments	5,158	1,911	4,530
Net realized gains (losses)	59,160	25,062	33,951
Change in unrealized gains (losses) on investments	11,560	52,765	57,521
Net realized and changes in unrealized gains (losses) on investments	70,720	77,827	91,472
Net increase (decrease) in net assets resulting from operations	$79,133	$86,966	$99,818

The accompanying notes are an integral part of these financial statements.

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METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021, 2020 and 2019

	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTII BlackRock Bond Income Division
	2021	2020	2019	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,062	$27,963	$26,874	$19,653	$29,473	$29,343
Net realized gains (losses)	654,644	291,136	474,710	20,749	3,697	122
Change in unrealized gains (losses) on investments	375,533	512,069	483,291	(49,322)	39,742	51,336
Net increase (decrease) in net assets resulting from operations	1,052,239	831,168	984,875	(8,920)	72,912	80,801
Policy Transactions:
Premium payments received from Policy owners	83,522	—	42,645	40,672	—	19,920
Net transfers (including fixed account)	5,400	(3,944)	—	(4,057)	(4,273)	—
Policy charges	(107,690)	(99,264)	(99,856)	(24,555)	(30,221)	(28,527)
Transfers for Policy benefits and terminations	(406,119)	(68,793)	(151,493)	(60,072)	(30,274)	(26,129)
Net increase (decrease) in net assets resulting from Policy transactions	(424,887)	(172,001)	(208,704)	(48,012)	(64,768)	(34,736)
Net increase (decrease) in net assets	627,352	659,167	776,171	(56,932)	8,144	46,065
Net Assets:
Beginning of year	4,617,587	3,958,420	3,182,249	936,189	928,045	881,980
End of year	$5,244,939	$4,617,587	$3,958,420	$879,257	$936,189	$928,045

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(687)	$6,348	$6,066
Net realized gains (losses)	(13)	374	690
Change in unrealized gains (losses) on investments	(2,204)	(6,985)	777
Net increase (decrease) in net assets resulting from operations	(2,904)	(263)	7,533
Policy Transactions:
Premium payments received from Policy owners	15,593	16,580	13,710
Net transfers (including fixed account)	(1,343)	—	—
Policy charges	(15,729)	(17,226)	(19,413)
Transfers for Policy benefits and terminations	(33,639)	(20,074)	(13,303)
Net increase (decrease) in net assets resulting from Policy transactions	(35,118)	(20,720)	(19,006)
Net increase (decrease) in net assets	(38,022)	(20,983)	(11,473)
Net Assets:
Beginning of year	439,159	460,142	471,615
End of year	$401,137	$439,159	$460,142

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2021, 2020 and 2019

	BHFTII Brighthouse/Wellington Balanced Division
	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,413	$9,139	$8,346
Net realized gains (losses)	59,160	25,062	33,951
Change in unrealized gains (losses) on investments	11,560	52,765	57,521
Net increase (decrease) in net assets resulting from operations	79,133	86,966	99,818
Policy Transactions:
Premium payments received from Policy owners	8,870	9,034	10,102
Net transfers (including fixed account)	—	—	—
Policy charges	(17,644)	(17,020)	(17,288)
Transfers for Policy benefits and terminations	(15,206)	(9,507)	(26,641)
Net increase (decrease) in net assets resulting from Policy transactions	(23,980)	(17,493)	(33,827)
Net increase (decrease) in net assets	55,153	69,473	65,991
Net Assets:
Beginning of year	594,232	524,759	458,768
End of year	$649,385	$594,232	$524,759

The accompanying notes are an integral part of these financial statements.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Tower Separate Account One (the "Separate Account"), a separate account of Metropolitan Tower Life Insurance Company (the "Company"), was established by the Company's Board of Directors on October 12, 1982 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. Effective after the close of the New York Stock Exchange on April 27, 2018, General American Life Insurance Company merged with and into the Company and its Separate Accounts concurrently changing their state of domicile for the Company and its related Separate Account to Nebraska. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the Nebraska Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2021:

BHFTI Brighthouse/Wellington Large Cap Research Division

BHFTII BlackRock Bond Income Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse/Wellington Balanced Division

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Security Valuation

A Division's investment in shares of a portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations or financial results.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the effective annual rate for the charge for the year ended December 31, 2021:

Mortality and Expense Risk	0.50%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: cost of insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. The administrative charge is $45 annually for each Policy. There is an additional $5 charge for every $1,000 of the Policy face amount in the first Policy year. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2021, 2020 and 2019.

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2021	2021	2021	2020	2019	2021	2020	2019
BHFTI Brighthouse/Wellington Large Cap Research Division	275,748	3,497,813	616,839	302,066	516,909	533,212	193,400	277,382
BHFTII BlackRock Bond Income Division	8,129	866,163	66,766	34,728	53,285	78,057	70,024	58,666
BHFTII BlackRock Ultra-Short Term Bond Division	4,018	402,368	3,769	10,962	27,721	39,616	25,321	40,655
BHFTII Brighthouse/Wellington Balanced Division	28,772	515,486	65,567	36,035	44,307	27,124	21,246	40,310

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2021, 2020 and 2019:

	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTII BlackRock Bond Income Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	15,231	15,898	16,808	8,315	8,906	9,250
Units issued and transferred from other funding options	468	205	880	583	195	467
Units redeemed and transferred to other funding options	(1,731)	(872)	(1,790)	(1,015)	(786)	(811)
Units end of year	13,968	15,231	15,898	7,883	8,315	8,906
	BHFTII BlackRock Ultra-Short Term Bond Division			BHFTII Brighthouse/Wellington Balanced Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	13,771	14,419	15,018	4,791	4,956	5,303
Units issued and transferred from other funding options	552	577	1,836	167	271	147
Units redeemed and transferred to other funding options	(1,657)	(1,225)	(2,435)	(343)	(436)	(494)
Units end of year	12,666	13,771	14,419	4,615	4,791	4,956

METROPOLITAN TOWER SEPARATE ACCOUNT ONE
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying portfolio, and total return ratios for the five years ended December 31, 2021:

		As of December 31			For the year ended December 31
		Units	Unit Value	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTI Brighthouse/Wellington Large Cap	2021	13,968	375.51	5,244,939	0.86	0.50	23.86
Research Division	2020	15,231	303.17	4,617,587	1.13	0.50	21.76
	2019	15,898	248.99	3,958,420	1.15	0.50	31.51
	2018	16,808	189.33	3,182,249	1.02	0.50	(6.55)
	2017	18,057	202.59	3,658,253	1.08	0.50	21.57
BHFTII BlackRock Bond Income Division	2021	7,883	111.54	879,257	2.69	0.50	(0.93)
	2020	8,315	112.59	936,189	3.63	0.50	8.05
	2019	8,906	104.20	928,045	3.71	0.50	9.28
	2018	9,250	95.35	881,980	3.40	0.50	(0.86)
	2017	9,577	96.18	921,064	3.12	0.50	3.59
BHFTII BlackRock Ultra-Short Term Bond	2021	12,666	31.67	401,137	0.34	0.50	(0.69)
Division	2020	13,771	31.89	439,159	1.92	0.50	(0.07)
	2019	14,419	31.91	460,142	1.80	0.50	1.62
	2018	15,018	31.40	471,615	1.03	0.50	1.30
	2017	15,135	31.00	469,205	0.35	0.50	0.39
BHFTII Brighthouse/Wellington Balanced	2021	4,615	140.71	649,385	1.84	0.50	13.46
Division	2020	4,791	124.02	594,232	2.22	0.50	17.14
	2019	4,956	105.88	524,759	2.18	0.50	22.38
	2018	5,303	86.52	458,768	1.74	0.50	(4.24)
	2017	5,906	90.35	533,613	1.91	0.50	14.57

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Metropolitan Tower Life Insurance Company and Subsidiaries

Consolidated Financial Statements

As of December 31, 2021 and 2020 and for the Years Ended December 31, 2021,
2020 and 2019 and Independent Auditor's Report

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                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower
Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife,
Inc.) (the "Company") which comprise the consolidated balance sheets as of
December 31, 2021 and 2020, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements (collectively referred to as the "consolidated financial statements").

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of
December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the
Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the
Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor's Responsibilities for the Audit of the Consolidated Financial
Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

    .  Exercise professional judgment and maintain professional skepticism throughout the audit.

    .  Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

    .  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

    .  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

    .  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the
       Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 8, 2022

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2021 and 2020

                (In millions, except share and per share data)

                                                                                      2021        2020
                                                                                  ------------ ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized
  cost: $25,753 and $21,315, respectively)....................................... $     27,279 $   23,725
Mortgage loans (net of allowance for credit loss of $29 and $24, respectively)...        6,876      4,620
Policy loans.....................................................................        1,647      1,713
Real estate and real estate joint ventures.......................................          350        329
Other limited partnership interests..............................................        1,039        539
Short-term investments, at estimated fair value..................................          289          7
Annuities funding structured settlement claims...................................        5,367      5,426
Other invested assets............................................................          562        447
                                                                                  ------------ ----------
   Total investments.............................................................       43,409     36,806
Cash and cash equivalents, principally at estimated fair value...................          691        675
Accrued investment income........................................................          232        205
Premiums, reinsurance and other receivables......................................        7,435      4,162
Deferred policy acquisition costs and value of business acquired.................          388        397
Other assets.....................................................................          187        186
Separate account assets..........................................................        5,050      4,342
                                                                                  ------------ ----------
   Total assets.................................................................. $     57,392 $   46,773
                                                                                  ============ ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits........................................................... $     23,639 $   19,507
Policyholder account balances....................................................       11,127      9,529
Other policy-related balances....................................................        5,995      5,847
Policyholder dividends payable...................................................           88        105
Payables for collateral under securities loaned and other transactions...........        2,352      1,776
Long-term debt...................................................................          106        106
Current income tax payable.......................................................            9         11
Deferred income tax liability....................................................          317        274
Other liabilities................................................................        4,475      1,258
Separate account liabilities.....................................................        5,050      4,342
                                                                                  ------------ ----------
   Total liabilities.............................................................       53,158     42,755
                                                                                  ------------ ----------
Contingencies and Commitments (Note 12)
Stockholder's Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares
  issued and outstanding.........................................................            3          3
Additional paid-in capital.......................................................        2,092      2,092
Retained earnings................................................................        1,263        652
Accumulated other comprehensive income (loss)....................................          876      1,271
                                                                                  ------------ ----------
   Total stockholder's equity....................................................        4,234      4,018
                                                                                  ------------ ----------
   Total liabilities and stockholder's equity.................................... $     57,392 $   46,773
                                                                                  ============ ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-3

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                           2021       2020        2019
                                                        ---------- ----------  ----------
Revenues
Premiums............................................... $    2,660 $    6,435  $    5,124
Universal life and investment-type product policy fees.        181        141         190
Net investment income..................................      1,747      1,261       1,177
Other revenues.........................................         77         70          63
Net investment gains (losses)..........................         61         (6)        (24)
Net derivative gains (losses)..........................         98        (86)        (80)
                                                        ---------- ----------  ----------
   Total revenues......................................      4,824      7,815       6,450
                                                        ---------- ----------  ----------
Expenses
Policyholder benefits and claims.......................      3,535      7,117       5,704
Interest credited to policyholder account balances.....        222        221         234
Policyholder dividends.................................        147        165         172
Other expenses.........................................        152        234         258
                                                        ---------- ----------  ----------
   Total expenses......................................      4,056      7,737       6,368
                                                        ---------- ----------  ----------
   Income (loss) before provision for income tax.......        768         78          82
Provision for income tax expense (benefit).............        157         15          29
                                                        ---------- ----------  ----------
   Net income (loss)................................... $      611 $       63  $       53
                                                        ========== ==========  ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-4

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                         2021       2020       2019
                                                                      ---------  ---------  ---------
Net income (loss).................................................... $     611  $      63  $      53
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.........      (668)       628        768
Unrealized gains (losses) on derivatives.............................       168       (134)       (15)
Foreign currency translation adjustments.............................        --          2         14
Other................................................................        --         --         (1)
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), before income tax..............      (500)       496        766
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................       105       (104)      (161)
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), net of income tax..............      (395)       392        605
                                                                      ---------  ---------  ---------
   Comprehensive income (loss)....................................... $     216  $     455  $     658
                                                                      =========  =========  =========

       See accompanying notes to the consolidated financial statements.

                                     MTL-5

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                            Accumulated
                                                    Additional                 Other         Total
                                             Common  Paid-in    Retained   Comprehensive Stockholder's
                                             Stock   Capital    Earnings   Income (Loss)    Equity
                                             ------ ---------- ----------  ------------- -------------
Balance at December 31, 2018................ $    3 $    1,822 $      557   $      273    $    2,655
Cumulative effects of changes in accounting
  principles, net of income tax.............                           (1)           1            --
Net income (loss)...........................                           53                         53
Other comprehensive income (loss), net of
  income tax................................                                       605           605
                                             ------ ---------- ----------   ----------    ----------
Balance at December 31, 2019................      3      1,822        609          879         3,313
Cumulative effects of changes in accounting
  principles, net of income tax.............                          (20)          --           (20)
Capital contribution........................               270                                   270
Net income (loss)...........................                           63                         63
Other comprehensive income (loss), net of
  income tax................................                                       392           392
                                             ------ ---------- ----------   ----------    ----------
Balance at December 31, 2020................      3      2,092        652        1,271         4,018
Net income (loss)...........................                          611                        611
Other comprehensive income (loss), net of
  income tax................................                                      (395)         (395)
                                             ------ ---------- ----------   ----------    ----------
Balance at December 31, 2021................ $    3 $    2,092 $    1,263   $      876    $    4,234
                                             ====== ========== ==========   ==========    ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-6

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                                2021      2020      2019
                                                                              --------  --------  -------
Cash flows from operating activities
Net income (loss)............................................................ $    611  $     63  $    53
Adjustments to reconcile net income (loss) to net cash provided by (used in)
  operating activities:
Depreciation and amortization expenses.......................................        3        19       10
Amortization of premiums and accretion of discounts associated with
  investments, net...........................................................      (21)      (31)     (65)
(Gains) losses on investments, net...........................................      (61)        6       24
(Gains) losses on derivatives, net...........................................      (27)      126       91
(Income) loss from equity method investments, net of dividends or
  distributions..............................................................     (256)       (6)      14
Interest credited to policyholder account balances...........................      332       332      234
Universal life and investment-type product policy fees.......................     (368)     (376)    (190)
Change in fair value option securities.......................................      (53)      (55)      --
Change in accrued investment income..........................................      (34)      (36)     (22)
Change in premiums, reinsurance and other receivables........................     (153)     (141)      58
Change in deferred policy acquisition costs and value of business acquired,
  net........................................................................       45        37       39
Change in income tax.........................................................      146       (69)     (54)
Change in other assets.......................................................      (10)       (8)       9
Change in insurance-related liabilities and policy-related balances..........    4,067     3,722    4,014
Change in other liabilities..................................................      135        49      (37)
Other, net...................................................................       --       (16)     (46)
                                                                              --------  --------  -------
   Net cash provided by (used in) operating activities.......................    4,356     3,616    4,132
                                                                              --------  --------  -------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturity securities available-for-sale..............................   11,119     6,794    4,106
   Equity securities.........................................................       28        12        5
   Mortgage loans............................................................      750       453      174
   Real estate and real estate joint ventures................................       12        --       10
   Other limited partnership interests.......................................       49        33       31
Purchases and originations of:
   Fixed maturity securities available-for-sale..............................  (14,990)  (10,976)  (6,509)
   Equity securities.........................................................       (3)      (17)      (2)
   Mortgage loans............................................................   (3,022)   (1,921)  (1,371)
   Real estate and real estate joint ventures................................      (31)     (113)     (64)
   Other limited partnership interests.......................................     (304)     (197)    (132)
Cash received in connection with freestanding derivatives....................       53        31       22
Cash paid in connection with freestanding derivatives........................      (43)      (45)     (23)
Net change in policy loans...................................................       66        50       55
Net change in short-term investments.........................................     (252)      (47)      63
Net change in other invested assets..........................................       (3)      (42)      (7)
Other, net...................................................................        4        14        3
                                                                              --------  --------  -------
   Net cash provided by (used in) investing activities....................... $ (6,567) $ (5,971) $(3,639)
                                                                              --------  --------  -------

       See accompanying notes to the consolidated financial statements.

                                     MTL-7

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                                 2021       2020      2019
                                                                              ----------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits.................................................................. $    4,546  $  4,725  $  3,205
   Withdrawals...............................................................     (2,895)   (3,393)   (3,441)
Net change in payables for collateral under securities loaned and other
  transactions...............................................................        576       756       (43)
Capital contribution.........................................................         --       270        --
                                                                              ----------  --------  --------
   Net cash provided by (used in) financing activities.......................      2,227     2,358      (279)
                                                                              ----------  --------  --------
   Change in cash and cash equivalents.......................................         16         3       214
Cash and cash equivalents, beginning of year.................................        675       672       458
                                                                              ----------  --------  --------
   Cash and cash equivalents, end of year.................................... $      691  $    675  $    672
                                                                              ==========  ========  ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
   Interest.................................................................. $        8  $      8  $      8
                                                                              ==========  ========  ========
   Income tax................................................................ $       13  $     84  $     81
                                                                              ==========  ========  ========
Non-cash transactions:
Fixed maturity securities available-for-sale received in connection with
  pension risk transfer transactions......................................... $      423  $  2,037  $    637
                                                                              ==========  ========  ========
Increase in equity securities due to in-kind distributions received from
  other limited partnership interests........................................ $       15  $      7  $      3
                                                                              ==========  ========  ========
Increase in real estate and real estate joint ventures due to the expiration
  of leveraged leases where the underlying assets were real estate........... $       --  $    173  $     --
                                                                              ==========  ========  ========
Transfer of fixed maturity securities available-for-sale from an
  affiliate.................................................................. $       --  $    296  $     --
                                                                              ==========  ========  ========
Transfer of mortgage loans from an affiliate................................. $       --  $     84  $     --
                                                                              ==========  ========  ========
Transfer of real estate to an affiliate...................................... $       --  $    380  $     --
                                                                              ==========  ========  ========
Reclassification of certain fixed maturity securities available-for-sale as
  fair value option securities............................................... $       --  $    131  $     --
                                                                              ==========  ========  ========

       See accompanying notes to the consolidated financial statements.

                                     MTL-8

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   Metropolitan Tower Life Insurance Company ("MTL") and its subsidiaries
(collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. The
Company is domiciled in the state of Nebraska ("Nebraska") and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom ("U.K.") longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  COVID

     The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Company's operations or financial results.

  Consolidation

     The accompanying consolidated financial statements include the accounts of
  MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .   such separate accounts are legally recognized;

   .   assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

                                     MTL-9

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   investment objectives are directed by the contractholder; and

   .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                          Note
-------------------------------------------------------------------------------
Insurance                                                                   2
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs and Value of Business Acquired            3
-------------------------------------------------------------------------------
Reinsurance                                                                 4
-------------------------------------------------------------------------------
Investments                                                                 5
-------------------------------------------------------------------------------
Derivatives                                                                 6
-------------------------------------------------------------------------------
Fair Value                                                                  7
-------------------------------------------------------------------------------
Income Tax                                                                  11
-------------------------------------------------------------------------------
Litigation Contingencies                                                    12

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions

                                    MTL-10

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments.
   The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

   Other Policy-Related Balances

      Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 2, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line.
   The methods used to determine these estimates are continually reviewed.
   Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

      The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.

                                    MTL-11

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .   incremental direct costs of contract acquisition, such as commissions;

   .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

                                    MTL-12

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     DAC and VOBA are amortized as follows:

                                       In proportion to the following over
Products:                                estimated lives of the contracts:
--------------------------------------------------------------------------------
..   Nonparticipating and                 Actual and expected future gross
    non-dividend-paying traditional    premiums.
    contracts:
   .   Term insurance
   .   Nonparticipating whole life
       insurance
--------------------------------------------------------------------------------
..   Participating, dividend-paying       Actual and expected future gross
    traditional contracts              margins.
--------------------------------------------------------------------------------
..   Fixed and variable universal life    Actual and expected future gross
    contracts                          profits.
--------------------------------------------------------------------------------

     See Note 3 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded
  (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded
  (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset

                                    MTL-13

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss ("ACL").

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded.
  Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income

      Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, rental income and equity method income and is net of related investment expenses.
   Net investment income also includes, to a lesser extent, (i) realized gains
   (losses) on investments sold or disposed and (ii) unrealized gains (losses)
   recognized in earnings, representing changes in estimated fair value, primarily for fair value option ("FVO") securities ("FVO Securities").

   Net Investment Gains (Losses)

      Net investment gains (losses) include primarily (i) realized gains
   (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale ("AFS") and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains
   (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the
   ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and
   (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities.

                                    MTL-14

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Accrued Investment Income

      Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.

   Fixed Maturity Securities

      The majority of the Company's fixed maturity securities are classified as
   AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities ("ABS") considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.

      The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 5 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

      After adoption of credit loss guidance on January 1, 2020, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered.
   When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the
   ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI as an unrecognized loss.

      During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied other than temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security

                                    MTL-15

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to noncredit loss was recorded in OCI as an unrecognized loss.

      The credit loss guidance adopted on January 1, 2020, replaced the model for purchased credit impaired fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.

   Mortgage Loans

      After adoption of credit loss guidance on January 1, 2020, the Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the
   Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.

      During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied incurred loss guidance where credit loss was recognized in earnings within net investment gains
   (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected).

      The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.

      The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer's financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).

                                    MTL-16

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entities ("VIEs"). Under the equity method, the Company recognizes within net investment income its share of the investee's earnings. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The
   Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Unrealized gains
   (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.

      The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain of these consolidated other limited partnership interests and real estate joint ventures are recorded at estimated fair value. Unrealized gains (losses)
   representing changes in estimated fair value are recognized in net investment income.

                                    MTL-17

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company routinely evaluates its equity method investments for impairment. When it is determined an equity method investment has had a loss in value that is other than temporary, it is impaired. Such an impairment is charged to net investment gains (losses).

   Short-term Investments

      Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value.

   Annuities Funding Structured Settlement Claims

      Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 2.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .   FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the
       FVO has been elected, with changes in estimated fair value included in net investment income.

   .   Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .   Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   .   Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs. Dividends are recognized in net investment income when declared.

   .   Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
       (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .   In 2020, the Company's leveraged lease investments converted to real estate investments, and no longer has any investments in leveraged leases. Leveraged leases net investment was equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and was recorded net of non-recourse debt.
       Income was determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period was positive.
       Leveraged leases derived investment returns in part from their income tax benefit.

                                    MTL-18

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Securities Lending Transactions

      The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.

      The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains
   (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Net investment income                  .   Economic hedges of FVO Securities
                                            which are linked to equity indices

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability--in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

                                    MTL-19

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability--in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .   the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

                                    MTL-20

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .   a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities.
  These unobservable inputs can be based on management's judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing the assets.

  Income Tax

     MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes
  (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations,
  MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc.
  to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If
  MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

                                    MTL-21

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

   .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

   .   the jurisdiction in which the deferred tax asset was generated;

   .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

   .   future taxable income exclusive of reversing temporary differences and carryforwards;

   .   future reversals of existing taxable temporary differences;

   .   taxable income in prior carryback years; and

   .   tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

  Litigation Contingencies

     The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the
  Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

                                    MTL-22

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property and Equipment

      Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $77 million and $106 million at
   December 31, 2021 and 2020, respectively. Accumulated depreciation was
   $73 million and $95 million at December 31, 2021 and 2020, respectively.
   Related depreciation expense was $3 million, $4 million and $4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

   Other Revenues

      Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.

   Policyholder Dividends

      Policyholder dividends are approved annually by MTL's board of Directors.
   The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MTL.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses)
   in the period in which they occur.

Recent Accounting Pronouncements

   Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards update ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company's consolidated financial statements.

                                    MTL-23

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  Adopted Accounting Pronouncements

     The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2021.

                                         Effective Date         Impact
                                               and           on Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2020-04,       The guidance       Effective for      The guidance has
  Reference Rate     provides optional  contract           reduced the
  Reform (Topic      expedients and     modifications      operational and
  848):              exceptions for     made between       financial impacts
  Facilitation of    applying GAAP to   March 12, 2020     of contract
  the Effects of     contracts,         and December 31,   modifications
  Reference Rate     hedging            2022.              that replace a
  Reform on          relationships and                     reference rate,
  Financial          other                                 such as London
  Reporting; as      transactions                          Interbank Offered
  clarified and      affected by                           Rate ("LIBOR"),
  amended by ASU     reference rate                        affected by
  2021-01,           reform if certain                     reference rate
  Reference Rate     criteria are met.                     reform.
  Reform (Topic      The expedients                        Contract
  848): Scope        and exceptions                        modifications for
                     provided by the                       invested assets
                     amendments do not                     and derivative
                     apply to contract                     instruments have
                     modifications                         occurred during
                     made and hedging                      2021 and are
                     relationships                         expected to
                     entered into or                       continue into
                     evaluated after                       2022. Based on
                     December 31,                          actions taken to
                     2022, with                            date, the
                     certain                               adoption of the
                     exceptions. ASU                       guidance has not
                     2021-01 amends                        had a material
                     the scope of the                      impact on the
                     recent reference                      Company's
                     rate reform                           consolidated
                     guidance. New                         financial
                     optional                              statements. The
                     expedients allow                      Company does not
                     derivative                            expect the
                     instruments                           adoption of this
                     impacted by                           guidance to have
                     changes in the                        a material
                     interest rate                         ongoing impact
                     used for                              and will continue
                     margining,                            to evaluate the
                     discounting, or                       impacts of
                     contract price                        reference rate
                     alignment to                          reform on
                     qualify for                           contract
                     certain optional                      modifications and
                     relief.                               hedging
                                                           relationships
                                                           through
                                                           December 31, 2022.
  ---------------------------------------------------------------------------

                                    MTL-24

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                         Effective Date         Impact
                                               and           on Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2019-12,       The guidance       January 1, 2021.   The adoption of
  Income Taxes       simplifies the     The Company        the guidance did
  (Topic 740):       accounting for     adopted, using a   not have a
  Simplifying the    income taxes by    prospective        material impact
  Accounting for     removing certain   approach.          on the Company's
  Income Taxes       exceptions to the                     consolidated
                     tax accounting                        financial
                     guidance and                          statements.
                     providing
                     clarification to
                     other specific
                     tax accounting
                     guidance to
                     eliminate
                     variations in
                     practice.
                     Specifically, it
                     removes the
                     exceptions
                     related to the a)
                     incremental
                     approach for
                     intraperiod tax
                     allocation when
                     there is a loss
                     from continuing
                     operations and
                     income or a gain
                     from other items,
                     b) recognition of
                     a deferred tax
                     liability when
                     foreign
                     investment
                     ownership changes
                     from equity
                     method investment
                     to consolidated
                     subsidiary and
                     vice versa and c)
                     use of interim
                     period tax
                     accounting for
                     year-to-date
                     losses that
                     exceed
                     anticipated
                     losses. The
                     guidance also
                     simplifies the
                     application of
                     the income tax
                     guidance for
                     franchise taxes
                     that are
                     partially based
                     on income and the
                     accounting for
                     tax law changes
                     during interim
                     periods,
                     clarifies the
                     accounting for
                     transactions that
                     result in a
                     step-up in tax
                     basis of
                     goodwill,
                     provides for the
                     option to elect
                     allocation of
                     consolidated
                     income taxes to
                     entities
                     disregarded by
                     taxing
                     authorities for
                     their stand-alone
                     reporting, and
                     requires that an
                     entity reflect
                     the effect of an
                     enacted change in
                     tax laws or rates
                     in the annual
                     effective tax
                     rate computation
                     in the interim
                     period that
                     includes the
                     enactment date.

                                    MTL-25

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of Accounting Pronouncements

   ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2021 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                          Effective Date        Impact on
                                                and             Financial
       Standard          Description     Method of Adoption    Statements
  ----------------------------------------------------------------------------
  ASU 2018-12,        The guidance       January 1, 2023,   The Company's
  Financial           (i) prescribes     to be applied      implementation
  Services--Insurance the discount rate  retrospectively    efforts and the
  (Topic 944):        to be used in      to January 1,      evaluation of the
  Targeted            measuring the      2021 (with early   impacts of the
  Improvements to     liability for      adoption           guidance continue
  the Accounting      future policy      permitted).        to progress.
  for Long-Duration   benefits for                          Given the nature
  Contracts, as       traditional and                       and extent of the
  amended by ASU      limited payment                       required changes
  2019-09,            long-duration                         to a significant
  Financial           contracts, and                        portion of the
  Services--Insurance requires                              Company's
  (Topic 944):        assumptions for                       operations, the
  Effective Date,     those liability                       adoption of this
  as amended by ASU   valuations to be                      guidance is
  2020-11,            updated after                         expected to have
  Financial           contract                              a material impact
  Services--Insurance inception,                            on its financial
  (Topic 944):        (ii) requires                         position, results
  Effective Date      more market-based                     of operations,
  and Early           product                               and disclosures,
  Application         guarantees on                         as well as
                      certain separate                      systems,
                      account and other                     processes, and
                      account balance                       controls.
                      long-duration                         The Company
                      contracts to be                       expects to adopt
                      accounted for at                      the guidance
                      fair value,                           effective
                      (iii) simplifies                      January 1, 2023.
                      the amortization                      The modified
                      of DAC for                            retrospective
                      virtually all                         approach will be
                      long-duration                         used, except in
                      contracts, and                        regard to market
                      (iv) introduces                       risk benefits
                      certain financial                     where the Company
                      statement                             will use the full
                      presentation                          retrospective
                      requirements, as                      approach.
                      well as                               The Company has
                      significant                           created a
                      additional                            governance
                      quantitative and                      framework and is
                      qualitative                           managing a
                      disclosures. The                      detailed
                      amendments in ASU                     implementation
                      2019-09 defer the                     plan to support
                      effective date of                     timely
                      ASU 2018-12 to                        application of
                      January 1, 2022                       the guidance. The
                      for all entities,                     Company has made
                      and the                               progress and
                      amendments in ASU                     continues to
                      2020-11 further                       refine key
                      defer the                             accounting policy
                      effective date of                     decisions,
                      ASU 2018-12 for                       technology
                      an additional                         solutions and
                      year to                               internal
                      January 1, 2023                       controls. These
                      for all entities.                     activities
                                                            include, but are
                                                            not limited to,
                                                            modifications of
                                                            actuarial
                                                            valuation,
                                                            accounting and
                                                            financial
                                                            reporting
                                                            processes and
                                                            systems including
                                                            internal controls.
                                                            The most
                                                            significant
                                                            transition
                                                            impacts are
                                                            expected to be
                                                            from: (i) the
                                                            requirement to
                                                            account for
                                                            variable annuity
                                                            guarantees as
                                                            market risk
                                                            benefits measured
                                                            at fair value,
  ----------------------------------------------------------------------------

                                    MTL-26

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                         Effective Date        Impact on
                                               and             Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
                                                           (except for the
                                                           changes in fair
                                                           value already
                                                           recognized under
                                                           an existing
                                                           accounting model)
                                                           and
                                                           (ii) adjustments
                                                           to accumulated
                                                           other
                                                           comprehensive
                                                           income ("AOCI")
                                                           for the change in
                                                           the current
                                                           discount rate to
                                                           be used in
                                                           measuring the
                                                           liability for
                                                           future policy
                                                           benefits for
                                                           traditional and
                                                           limited payment
                                                           contracts and the
                                                           removal of shadow
                                                           account balances
                                                           associated with
                                                           long-duration
                                                           products.
                                                           Based on factors
                                                           such as: (i) the
                                                           measurement of
                                                           market risk
                                                           benefits at fair
                                                           value; and
                                                           (ii) the
                                                           difference
                                                           between the
                                                           discount rate
                                                           currently used
                                                           for measuring the
                                                           liability for
                                                           future policy
                                                           benefits for
                                                           traditional and
                                                           limited payment
                                                           contracts
                                                           compared to the
                                                           observed upper
                                                           medium grade
                                                           investment yield
                                                           at the date of
                                                           transition for
                                                           this guidance,
                                                           the Company's
                                                           expected impact
                                                           of adopting this
                                                           guidance is
                                                           anticipated to
                                                           result in a
                                                           reduction of
                                                           total equity. The
                                                           Company continues
                                                           to evaluate the
                                                           impact of the
                                                           guidance on its
                                                           consolidated
                                                           financial
                                                           statements.
  ---------------------------------------------------------------------------
  ASU 2021-10,       The guidance       Annual periods     The Company is
  Government         requires entities  beginning          currently
  Assistance (Topic  to provide annual  January 1, 2022,   evaluating the
  832): Disclosures  disclosures about  to be applied      impact of the
  by Business        transactions with  prospectively      guidance on its
  Entities about     a government that  (with early        annual
  Government         are accounted for  adoption           disclosures to be
  Assistance         by applying a      permitted).        included in its
                     grant or                              2022 consolidated
                     contribution                          financial
                     accounting model                      statements.
                     by analogy and
                     can include tax
                     credits and other
                     forms of
                     government
                     assistance.
                     Entities are
                     required to
                     disclose
                     information about
                     (i) the nature of
                     the transactions
                     and the related
                     accounting policy
                     used to account
                     for the
                     transactions;
                     (ii) the line
                     items on the
                     balance sheet and
                     income statement
                     that are affected
                     by the
                     transactions,
                     including the
                     associated
                     amounts; and
                     (iii) the
                     significant terms
                     and conditions of
                     the transactions,
                     including
                     commitments and
                     contingencies.
  ---------------------------------------------------------------------------

                                    MTL-27

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                         Effective Date        Impact on
                                               and             Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2021-08,       The guidance       January 1, 2023,   The Company is
  Business           indicates how to   to be applied      currently
  Combinations       determine whether  prospectively      evaluating the
  (Topic 805):       a contract         (with early        impact of the
  Accounting for     liability is       adoption           guidance on its
  Contract Assets    recognized by the  permitted).        consolidated
  and Contract       acquirer in a                         financial
  Liabilities from   business                              statements.
  Contracts with     combination and
  Customers          provides specific
                     guidance on how
                     to recognize and
                     measure acquired
                     contract assets
                     and contract
                     liabilities from
                     revenue contracts
                     in a business
                     combination.
  ---------------------------------------------------------------------------

2. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

 -----------------------------------------------------------------------------
 Product Type:                          Measurement Assumptions:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Participating life                     Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 6%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender values
                                        described in such contracts); and
                                        (ii) the liability for terminal
                                        dividends.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Nonparticipating life                  Aggregate of the present value of
                                        future expected benefit payments and
                                        related expenses less the present
                                        value of future expected net
                                        premiums. Assumptions as to mortality
                                        and persistency are based upon the
                                        Company's experience when the basis
                                        of the liability is established.
                                        Interest rate assumptions for the
                                        aggregate future policy benefit
                                        liabilities range from 3% to 11%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Individual and group traditional       Present value of future expected
 fixed annuities after annuitization    payments. Interest rate assumptions
                                        used in establishing such liabilities
                                        range from 2% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-medical health                     The net level premium method and
 insurance                              assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. The interest rate
                                        assumption used in establishing such
                                        liabilities is 5%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Disabled lives                         Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and interest.
                                        Interest rate assumptions used in
                                        establishing such liabilities range
                                        from 3% to 7%.
 -----------------------------------------------------------------------------

   Participating business represented 31% and 32% of the Company's life insurance in-force at December 31, 2021 and 2020, respectively. Participating policies represented 92%, 94% and 94% of gross traditional life insurance premiums for the years ended December 31, 2021, 2020 and 2019, respectively.

                                    MTL-28

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 7%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization.
Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the
Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MTL-29

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                    Annuity
                                   Contracts   Universal Life Contracts
                                 ------------- -----------------------
                                  Guaranteed
                                 Annuitization Secondary     Paid-Up
                                   Benefits    Guarantees   Guarantees   Total
                                 ------------- ----------   ----------  -------
                                                (In millions)
   Direct:
   Balance at January 1, 2019...    $    6      $    128     $   245    $   379
   Incurred guaranteed benefits.        --            43          38         81
   Paid guaranteed benefits.....        --            (5)        (22)       (27)
                                    ------      --------     -------    -------
   Balance at December 31, 2019.         6           166         261        433
   Incurred guaranteed benefits.        --            60          38         98
   Paid guaranteed benefits.....        --           (10)        (32)       (42)
                                    ------      --------     -------    -------
   Balance at December 31, 2020.         6           216         267        489
   Incurred guaranteed benefits.        --            25          28         53
   Paid guaranteed benefits.....        --            (9)        (33)       (42)
                                    ------      --------     -------    -------
   Balance at December 31, 2021.    $    6      $    232     $   262    $   500
                                    ======      ========     =======    =======
   Ceded:
   Balance at January 1, 2019...    $   --      $    128     $   171    $   299
   Incurred guaranteed benefits.        --            43          32         75
   Paid guaranteed benefits.....        --            (5)        (16)       (21)
                                    ------      --------     -------    -------
   Balance at December 31, 2019.        --           166         187        353
   Incurred guaranteed benefits.        --            60          28         88
   Paid guaranteed benefits.....        --           (10)        (23)       (33)
                                    ------      --------     -------    -------
   Balance at December 31, 2020.        --           216         192        408
   Incurred guaranteed benefits.        --            25          20         45
   Paid guaranteed benefits.....        --            (9)        (24)       (33)
                                    ------      --------     -------    -------
   Balance at December 31, 2021.    $   --      $    232     $   188    $   420
                                    ======      ========     =======    =======
   Net:
   Balance at January 1, 2019...    $    6      $     --     $    74    $    80
   Incurred guaranteed benefits.        --            --           6          6
   Paid guaranteed benefits.....        --            --          (6)        (6)
                                    ------      --------     -------    -------
   Balance at December 31, 2019.         6            --          74         80
   Incurred guaranteed benefits.        --            --          10         10
   Paid guaranteed benefits.....        --            --          (9)        (9)
                                    ------      --------     -------    -------
   Balance at December 31, 2020.         6            --          75         81
   Incurred guaranteed benefits.        --            --           8          8
   Paid guaranteed benefits.....        --            --          (9)        (9)
                                    ------      --------     -------    -------
   Balance at December 31, 2021.    $    6      $     --     $    74    $    80
                                    ======      ========     =======    =======

                                    MTL-30

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                December 31,
                                                             ---------------------
                                                               2021       2020
                                                             ---------  ---------
                                                                     At
                                                                Annuitization
                                                             ---------------------
                                                             (Dollars in millions)
Annuity Contracts:
Total account value (1)..................................... $     241  $     245
Net amount at risk (2)...................................... $      44  $      45
Average attained age of contractholders.....................  71 years   70 years

                                                                December 31, 2021       December 31, 2020
                                                             ----------------------- -----------------------
                                                             Secondary    Paid-Up    Secondary    Paid-Up
                                                             Guarantees  Guarantees  Guarantees  Guarantees
                                                             ----------- ----------- ----------- -----------
                                                                          (Dollars in millions)
Universal Life Contracts:
Total account value (1)..................................... $     1,686 $     1,868 $     1,719 $     1,948
Net amount at risk (3)...................................... $     9,558 $     7,476 $     9,999 $     8,032
Average attained age of policyholders.......................    70 years    67 years    70 years    66 years
--------
(1)Includes the contractholder's investments in the general account and separate account, if applicable.

(2)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2021    2020
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    38 $    35
                        Balanced........       2       3
                        Bond............       3       3
                                         ------- -------
                           Total........ $    43 $    41
                                         ======= =======

                                    MTL-31

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

Obligations Assumed Under Structured Settlement Assignments

   The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

   See Note 5 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

   The Company issues fixed and floating rate funding agreements to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2021 and 2020, the
Company issued $1.2 billion and $1.1 billion, respectively, and repaid
$8 million and $4 million, respectively, of such funding agreements. At
December 31, 2021 and 2020, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $2.3 billion and
$1.1 billion, respectively.

   MTL is or was a member of regional FHLBs. Holdings of common stock of regional FHLBs, included in other invested assets, were as follows at:

                                                                December 31,
                                                               ---------------
                                                                2021    2020
                                                               ------- -------
                                                                (In millions)
  FHLB of New York............................................ $    51 $    47
  FHLB of Des Moines.......................................... $    -- $     2

   The Company has also entered into funding agreements with regional FHLBs.
The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                  Liability         Collateral (2)
                                                             ------------------- ---------------------
                                                                           December 31,
                                                             -----------------------------------------
                                                                2021      2020      2021       2020
                                                             ---------- -------- ---------- ----------
                                                                           (In millions)
FHLB of New York (1)........................................ $    1,005 $    955 $    1,336 $    1,281
FHLB of Des Moines (1)...................................... $       -- $     50 $       -- $       72
--------
(1)Represents funding agreements issued to the applicable regional FHLB in exchange for cash and for which such regional FHLB has been granted a lien on certain assets, some of which are in the custody of such regional FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such regional FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default, the applicable regional FHLB's recovery on the collateral is limited to the amount of the Company's liability to such regional FHLB.

                                    MTL-32

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Liabilities for Unpaid Claims and Claim Expenses

  Rollforward of Claims and Claim Adjustment Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                      Years Ended December 31,
                                                                ----------------------------------
                                                                   2021        2020        2019
                                                                ----------  ----------  ----------
                                                                           (In millions)
Balance at January 1,.......................................... $      349  $      343  $      295
   Less: Reinsurance recoverables..............................        174         185         166
                                                                ----------  ----------  ----------
Net balance at January 1,......................................        175         158         129
                                                                ----------  ----------  ----------
Incurred related to:
   Current year................................................        358         438         373
   Prior years (1).............................................         39          60          35
                                                                ----------  ----------  ----------
       Total incurred..........................................        397         498         408
                                                                ----------  ----------  ----------
Paid related to:
   Current year................................................       (322)       (421)       (343)
   Prior years.................................................        (92)        (60)        (36)
                                                                ----------  ----------  ----------
       Total paid..............................................       (414)       (481)       (379)
                                                                ----------  ----------  ----------
Net balance at December 31,....................................        158         175         158
   Add: Reinsurance recoverables...............................        168         174         185
                                                                ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and
  other policy-related balances),.............................. $      326  $      349  $      343
                                                                ==========  ==========  ==========
--------
(1) For the years ended December 31, 2021, 2020 and 2019, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $4.6 billion and $4.0 billion at
December 31, 2021 and 2020, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $500 million and $365 million at December 31, 2021 and 2020, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 6.48% and 4.89% at December 31, 2021 and 2020, respectively.

3. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

                                    MTL-33

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA

                                    MTL-34

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation.
The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                                    MTL-35

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

   Information regarding DAC and VOBA was as follows:

                                                        Years Ended December 31,
                                                   ----------------------------------
                                                      2021        2020        2019
                                                   ----------  ----------  ----------
                                                              (In millions)
DAC:
Balance at January 1,............................. $      361  $      446  $      538
Capitalizations...................................         40          41          39
Amortization related to:
Net investment gains (losses) and net derivative
  gains (losses)..................................         --           1           1
Other expenses....................................        (83)        (77)        (78)
                                                   ----------  ----------  ----------
   Total amortization.............................        (83)        (76)        (77)
                                                   ----------  ----------  ----------
Unrealized investment gains (losses)..............         37         (50)        (54)
                                                   ----------  ----------  ----------
Balance at December 31,...........................        355         361         446
                                                   ----------  ----------  ----------
VOBA:
Balance at January 1,.............................         36          39          40
Amortization related to other expenses............         (4)         (2)         --
Unrealized investment gains (losses)..............          1          (1)         (1)
                                                   ----------  ----------  ----------
Balance at December 31,...........................         33          36          39
                                                   ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,........................... $      388  $      397  $      485
                                                   ==========  ==========  ==========

4. Reinsurance

   The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

   For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the
Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.

                                    MTL-36

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. In 2021, the Company began reinsuring certain group annuity contracts issued in connection with pension risk transfers to an affiliate.

   The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate. In 2020, the Company began assuming longevity risks for certain pension products issued by unaffiliated providers located in the U.K.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

   The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2021 and
2020, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.2 billion and $1.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2021 and 2020, respectively.

   At December 31, 2021, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the
Company's five largest unaffiliated ceded reinsurers, including $909 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2020, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.0 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                                    MTL-37

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                 Years Ended December 31,
                                             -------------------------------
                                                2021       2020       2019
                                             ---------  ---------  ---------
                                                      (In millions)
  Premiums
  Direct premiums........................... $   4,866  $   5,952  $   4,675
  Reinsurance assumed.......................     1,236        743        708
  Reinsurance ceded.........................    (3,442)      (260)      (259)
                                             ---------  ---------  ---------
     Net premiums........................... $   2,660  $   6,435  $   5,124
                                             =========  =========  =========
  Universal life and investment-type
    product policy fees
  Direct universal life and investment-type
    product policy fees..................... $     430  $     428  $     437
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (249)      (287)      (247)
                                             ---------  ---------  ---------
     Net universal life and investment-type
       product policy fees.................. $     181  $     141  $     190
                                             =========  =========  =========
  Policyholder benefits and claims
  Direct policyholder benefits and claims... $   6,115  $   7,102  $   5,613
  Reinsurance assumed.......................     1,237        667        564
  Reinsurance ceded.........................    (3,817)      (652)      (473)
                                             ---------  ---------  ---------
     Net policyholder benefits and claims... $   3,535  $   7,117  $   5,704
                                             =========  =========  =========
  Interest credited to policyholder account
    balances
  Direct interest credited to policyholder
    account balances........................ $     319  $     322  $     339
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................       (97)      (101)      (105)
                                             ---------  ---------  ---------
     Net interest credited to policyholder
       account balances..................... $     222  $     221  $     234
                                             =========  =========  =========
  Other expenses
  Direct other expenses..................... $     135  $     137  $     158
  Reinsurance assumed.......................       130        124        133
  Reinsurance ceded.........................      (113)       (27)       (33)
                                             ---------  ---------  ---------
     Net other expenses..................... $     152  $     234  $     258
                                             =========  =========  =========

                                    MTL-38

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                        December 31,
                               ---------------------------------------------------------------
                                            2021                            2020
                               ------------------------------- -------------------------------
                                                        Total                           Total
                                                       Balance                         Balance
                               Direct  Assumed  Ceded   Sheet  Direct  Assumed  Ceded   Sheet
                               ------- ------- ------  ------- ------- ------- ------  -------
                                                        (In millions)
Assets
Premiums, reinsurance and
  other receivables........... $    97 $  369  $6,969  $ 7,435 $   110 $  150  $3,902  $ 4,162
Deferred policy acquisition
  costs and value of business
  acquired....................     180    301     (93)     388     181    306     (90)     397
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total assets............... $   277 $  670  $6,876  $ 7,823 $   291 $  456  $3,812  $ 4,559
                               ======= ======  ======  ======= ======= ======  ======  =======
Liabilities
Future policy benefits........ $20,632 $3,007  $   --  $23,639 $16,743 $2,764  $   --  $19,507
Other policy-related
  balances....................   5,662    335      (2)   5,995   5,743    105      (1)   5,847
Other liabilities.............     430     46   3,999    4,475     406     44     808    1,258
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total liabilities.......... $26,724 $3,388  $3,997  $34,109 $22,892 $2,913  $  807  $26,612
                               ======= ======  ======  ======= ======= ======  ======  =======

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$1.0 billion and $987 million at December 31, 2021 and 2020, respectively. The deposit liabilities on reinsurance were $0 and $2 million at December 31, 2021 and 2020, respectively.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Metropolitan Life Insurance Company, Missouri
Reinsurance Inc., and MetLife Insurance K.K., all of which are related parties.

                                    MTL-39

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                   Years Ended December 31,
                                                                ------------------------------
                                                                   2021       2020      2019
                                                                ---------  ---------  --------
                                                                         (In millions)
Premiums
Reinsurance assumed............................................ $     107  $     111  $    111
Reinsurance ceded..............................................    (3,232)        (2)       (3)
                                                                ---------  ---------  --------
   Net premiums................................................ $  (3,125) $     109  $    108
                                                                =========  =========  ========
Universal life and investment-type product policy fees
Reinsurance assumed............................................ $      --  $      --  $     --
Reinsurance ceded..............................................        (1)        (1)       (1)
                                                                ---------  ---------  --------
   Net universal life and investment-type product policy fees.. $      (1) $      (1) $     (1)
                                                                =========  =========  ========
Policyholder benefits and claims
Reinsurance assumed............................................ $     101  $     101  $     97
Reinsurance ceded..............................................    (3,138)        (1)       (4)
                                                                ---------  ---------  --------
   Net policyholder benefits and claims........................ $  (3,037) $     100  $     93
                                                                =========  =========  ========
Interest credited to policyholder account balances
Reinsurance assumed............................................ $      --  $      --  $     --
Reinsurance ceded..............................................       (30)       (29)      (30)
                                                                ---------  ---------  --------
   Net interest credited to policyholder account balances...... $     (30) $     (29) $    (30)
                                                                =========  =========  ========
Other expenses
Reinsurance assumed............................................ $      20  $      19  $     15
Reinsurance ceded..............................................       (89)        --        --
                                                                ---------  ---------  --------
   Net other expenses.......................................... $     (69) $      19  $     15
                                                                =========  =========  ========

                                    MTL-40

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                    December 31,
                                                       ---------------------------------------
                                                              2021                2020
                                                       ------------------- -------------------
                                                       Assumed    Ceded    Assumed    Ceded
                                                       -------- ---------- -------- ----------
                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables........... $     30 $    4,161 $     30 $    1,034
Deferred policy acquisition costs and value of
  business acquired...................................       85         --       88         --
                                                       -------- ---------- -------- ----------
   Total assets....................................... $    115 $    4,161 $    118 $    1,034
                                                       ======== ========== ======== ==========
Liabilities
Future policy benefits................................ $    684 $       -- $    611 $       --
Other policy-related balances.........................        7         --        8         --
Other liabilities.....................................        8      3,210        9         --
                                                       -------- ---------- -------- ----------
   Total liabilities.................................. $    699 $    3,210 $    628 $       --
                                                       ======== ========== ======== ==========

   Effective April 1, 2021, the Company, entered into an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis to Missouri Reinsurance Inc., an affiliate. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $3.1 billion and other liabilities of $3.2 billion at December 31, 2021, as well as decreases to premiums of $3.2 billion, policyholder benefits and claims of $3.1 billion and other expenses of $89 million for the year ended December 31, 2021.

   The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $1.1 billion and
$1.0 billion of unsecured affiliated reinsurance recoverable balances at
December 31, 2021 and 2020, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $1.0 billion and $985 million at December 31, 2021 and 2020, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2021 and 2020.

5. Investments

   See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

                                    MTL-41

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   The determination of ACL and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS, certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

     The following table presents fixed maturity securities AFS by sector. U.S.
  corporate and foreign corporate sectors include redeemable preferred stock.
  RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS")
  primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are collectively, "Structured Products."

                                     December 31, 2021                           December 31, 2020
                          ------------------------------------------- ------------------------------------------
                                           Gross Unrealized                           Gross Unrealized
-                                          ---------------- -                         ----------------
                                                            Estimated                                  Estimated
                          Amortized                           Fair    Amortized                          Fair
Sector                      Cost     ACL   Gains    Losses    Value     Cost     ACL  Gains    Losses    Value
------------------------  --------- -----   ------  ------  --------- --------- -----  ------  ------  ---------
                                                           (In millions)
U.S. corporate........... $   7,864 $  --  $  669   $   35   $ 8,498   $ 7,193  $  -- $  877   $   8    $ 8,062
Foreign corporate........     4,641    (8)    319       56     4,896     3,782     --    547      19      4,310
U.S. government and
  agency.................     3,901    --     256       38     4,119     3,517     --    372      13      3,876
RMBS.....................     2,882    --      80       26     2,936     2,035     --    124       3      2,156
ABS......................     2,286    --      15        6     2,295     1,235     --     16       5      1,246
Foreign government.......     1,741    --     251       17     1,975     1,504     --    360       1      1,863
CMBS.....................     1,453    (1)     42        4     1,490     1,306     --     66       6      1,366
Municipals...............       985    --      87        2     1,070       743     --    104       1        846
                          --------- -----   ------  ------   -------   -------  -----  ------  -----    -------
   Total fixed maturity
     securities AFS...... $  25,753 $  (9) $1,719   $  184   $27,279   $21,315  $  -- $2,466   $  56    $23,725
                          ========= =====   ======  ======   =======   =======  =====  ======  =====    =======

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

     Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

                                    MTL-42

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  Maturities of Fixed Maturity Securities AFS

     The amortized cost, net of ACL and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2021:

                                                   Due After Five
                                     Due After One     Years                                Total Fixed
                         Due in One  Year Through   Through Ten   Due After Ten Structured    Maturity
                        Year or Less  Five Years       Years          Years      Products  Securities AFS
                        ------------ ------------- -------------- ------------- ---------- --------------
                                                          (In millions)
Amortized cost, net of
  ACL..................   $    298    $    4,274     $    4,486    $    10,066  $    6,620  $    25,744
Estimated fair value...   $    311    $    4,426     $    4,765    $    11,056  $    6,721  $    27,279

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

                                        December 31, 2021                           December 31, 2020
                            ------------------------------------------ -------------------------------------------
                                                  Equal to or Greater                         Equal to or Greater
                             Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                            --------------------- -------------------- --------------------- ---------------------
                                         Gross    Estimated   Gross                 Gross                 Gross
                            Estimated  Unrealized   Fair    Unrealized Estimated  Unrealized Estimated  Unrealized
Sector & Credit Quality     Fair Value   Losses     Value     Losses   Fair Value   Losses   Fair Value   Losses
--------------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
                                                            (Dollars in millions)
U.S. corporate.............  $  1,423    $   30    $   96     $   5     $    433    $   7      $   15     $   1
Foreign corporate..........     1,252        36       175        20          260       13          71         6
U.S. government and
  agency...................     1,748        16       221        21          995       13          --        --
RMBS.......................     1,492        23        62         3          119        1          21         1
ABS........................     1,111         6        73         1          306        1         155         4
Foreign government.........       419        13        41         4           28        1          23         1
CMBS.......................       466         3        52         1          266        4          35         2
Municipals.................       130         2        11        --           50        1          --        --
                             --------    ------    ------     -----     --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  8,041    $  129    $  731     $  55     $  2,457    $  41      $  320     $  15
                             ========    ======    ======     =====     ========    =====      ======     =====
Investment grade...........     7,775       123       693        52        2,290       34         305        14
Below investment grade.....       266         6        38         3          167        7          15         1
                             --------    ------    ------     -----     --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  8,041    $  129    $  731     $  55     $  2,457    $  41      $  320     $  15
                             ========    ======    ======     =====     ========    =====      ======     =====
Total number of securities
  in an unrealized loss
  position.................     1,486                 220                    579                  124
                             ========              ======               ========               ======

                                    MTL-43

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

      The methodology and significant inputs used to determine the amount of credit loss are as follows:

   .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

   .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

   .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
       the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

                                    MTL-44

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

      With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

      After the adoption of credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and are reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

      Methodologies used during the year ended December 31, 2019 to evaluate the recoverability of a security in an unrealized loss position using OTTI guidance were similar to those used after the adoption of credit loss guidance on January 1, 2020, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and
   (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized in earnings, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains
   (losses) from reduction of the ACL instead such increases in value were recorded as unrecognized unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

   Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

      Gross unrealized losses on securities without an ACL increased
   $128 million for the year ended December 31, 2021 to $184 million primarily due to increases in interest rates and widening of credit spreads.

      Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $55 million at December 31, 2021, or 30% of the total gross unrealized losses on securities without an ACL.

   Investment Grade Fixed Maturity Securities AFS

      Of the $55 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $52 million, or 95%, were related to 202 investment

                                    MTL-45

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

      Of the $55 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $3 million, or 5%, were related to 18 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily consumer and utility) and ABS are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S.
   corporate and foreign corporate securities based on several factors such as expected cash flows, financial conditions and near-term and long-term prospects of the issuers. Management evaluates ABS based on actual and projected cash flows after considering the quality of underlying collateral, credit enhancements, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

   Current Period Evaluation

      At December 31, 2021, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2021.

      Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                 December 31,
                                 --------------------------------------------
                                          2021                   2020
                                 ---------------------  ---------------------
                                  Carrying     % of      Carrying     % of
  Portfolio Segment                Value       Total      Value       Total
  -----------------------------  ----------  ---------  ----------  ---------
                                             (Dollars in millions)
  Commercial.................... $    3,426       49.8% $    2,179       47.1%
  Agricultural..................      2,662       38.7       1,593       34.5
  Residential...................        817       11.9         872       18.9
                                 ----------  ---------  ----------  ---------
     Total amortized cost.......      6,905      100.4       4,644      100.5
  Allowance for credit loss.....        (29)      (0.4)        (24)      (0.5)
                                 ----------  ---------  ----------  ---------
     Total mortgage loans, net.. $    6,876      100.0% $    4,620      100.0%
                                 ==========  =========  ==========  =========

                                    MTL-46

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

     The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans, was $2 million and $7 million at December 31, 2021 and 2020, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31,
  2021 was $12 million, $25 million and $6 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2020 was
  $10 million, $15 million and $7 million, respectively.

     Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $408 million and $511 million for the years ended December 31, 2021 and 2020, respectively.

     The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the
  Company from such affiliate for the years ended December 31, 2021, 2020 and
  2019 were $2.1 billion, $1.1 billion and $565 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of
  $388 million, $209 million and $224 million for the years ended
  December 31, 2021, 2020 and 2019, respectively.

  Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio
  Segment

      The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

                                                                             For the Years Ended December 31,
                               ----------------------------------------------------------------------------------------------
                                                 2021                                      2020
                               ----------------------------------------- ----------------------------------------- ----------
                               Commercial Agricultural Residential Total Commercial Agricultural Residential Total Commercial
                               ---------- ------------ ----------- ----- ---------- ------------ ----------- ----- ----------
                                                                                       (In millions)
Balance at January 1,.........    $11         $ 9          $ 4      $24     $ 9         $ 2          $--      $11     $ 7
Adoption of credit loss
 guidance.....................     --          --           --       --      (4)          3            1       --      --
Provision (release)...........      5          --           --        5       6           4            3       13       2
Charge-offs, net of recoveries     --          --           --       --      --          --           --       --      --
                                  ---         ---          ---      ---     ---         ---          ---      ---     ---
Balance at December 31,.......    $16         $ 9          $ 4      $29     $11         $ 9          $ 4      $24     $ 9
                                  ===         ===          ===      ===     ===         ===          ===      ===     ===

                               -------------------------------
                                       2019
                               -------------------------------
                               Agricultural Residential Total
                               ------------ ----------- -----

Balance at January 1,.........     $ 2          $--      $ 9
Adoption of credit loss
 guidance.....................      --           --       --
Provision (release)...........      --           --        2
Charge-offs, net of recoveries      --           --       --
                                   ---          ---      ---
Balance at December 31,.......     $ 2          $--      $11
                                   ===          ===      ===

   Allowance for Credit Loss Methodology

      After the adoption of credit loss guidance on January 1, 2020, the
   Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The

                                    MTL-47

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

      During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized in earnings within net investment gains (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required,
   (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans' original effective interest rate or observable market prices.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical

                                    MTL-48

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company's agricultural mortgage loans.

      Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

      For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The
   Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

      Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

   Residential Mortgage Loan Portfolio Segment

      The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding

                                    MTL-49

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including
   (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates,
   (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The
   Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

      For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

   Troubled Debt Restructurings

      The Company assesses loan concessions prior to the issuance of, or outside the scope of, the Coronavirus Aid, Relief, and Economic Security
   Act, the Consolidated Appropriations Act, 2021 and the Interagency Statement
   on Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) on a case-by-case basis to evaluate whether a TDR has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which if not significant are not classified as TDRs, while more significant concessions are classified as
   TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

  Credit Quality of Mortgage Loans by Portfolio Segment

     The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                     Revolving           % of
Credit Quality Indicator                   2021    2020   2019   2018   2017  Prior    Loans    Total    Total
---------------------------------------  -------- ------ ------ ------ ------ ------ --------- -------- -------
                                                                  (Dollars in millions)
LTV ratios:
Less than 65%........................... $  1,098 $  485 $  435 $  263 $  140 $  408   $  --   $  2,829    82.6%
65% to 75%..............................      253     32     43     43     10     52      --        433    12.6
76% to 80%..............................       --     --     52      2     11     12      --         77     2.3
Greater than 80%........................       --     --     --      6      1     80      --         87     2.5
                                         -------- ------ ------ ------ ------ ------   -----   -------- -------
   Total................................ $  1,351 $  517 $  530 $  314 $  162 $  552   $  --   $  3,426   100.0%
                                         ======== ====== ====== ====== ====== ======   =====   ======== =======
DSCR:
 1.20x................................. $  1,187 $  463 $  459 $  297 $  151 $  394   $  --   $  2,951    86.1%
1.00x - 1.20x...........................       75     18     31      9      2     55      --        190     5.6
<1.00x..................................       89     36     40      8      9    103      --        285     8.3
                                         -------- ------ ------ ------ ------ ------   -----   -------- -------
   Total................................ $  1,351 $  517 $  530 $  314 $  162 $  552   $  --   $  3,426   100.0%
                                         ======== ====== ====== ====== ====== ======   =====   ======== =======

                                    MTL-50

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

     The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                    Revolving          % of
Credit Quality Indicator    2021    2020   2019   2018  2017  Prior   Loans    Total   Total
------------------------  -------- ------ ------ ------ ----- ----- --------- -------- -----
                                                 (Dollars in millions)
     LTV ratios:
     Less than 65%....... $  1,084 $  767 $  170 $  286 $  45 $  39   $  21   $  2,412  90.6%
     65% to 75%..........       92     49     36     54     3     8       8        250   9.4
                          -------- ------ ------ ------ ----- -----   -----   -------- -----
        Total............ $  1,176 $  816 $  206 $  340 $  48 $  47   $  29   $  2,662   100%
                          ======== ====== ====== ====== ===== =====   =====   ======== =====

     The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                Revolving         % of
Credit Quality Indicator   2021   2020   2019  2018  2017 Prior   Loans   Total   Total
------------------------  ------ ------ ------ ----- ---- ----- --------- ------ -------
                                               (Dollars in millions)
Performance indicators:
Performing............... $  288 $  154 $  355 $  11 $  2 $  2    $  --   $  812    99.4%
Nonperforming............      1     --      4    --   --   --       --        5     0.6
                          ------ ------ ------ ----- ---- ----    -----   ------ -------
   Total................. $  289 $  154 $  359 $  11 $  2 $  2    $  --   $  817   100.0%
                          ====== ====== ====== ===== ==== ====    =====   ====== =======

     LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of
  100% was $33 million, or 1% of total commercial and agricultural mortgage loans at December 31, 2021.

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with greater than 99% of all mortgage loans classified as performing at both
  December 31, 2021 and 2020. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                             Greater than 90 Days Past Due
                           Past Due          and Still Accruing Interest          Nonaccrual
                   ------------------------- ----------------------------- -------------------------
                   December 31, December 31, December 31,   December 31,   December 31, December 31,
Portfolio Segment      2021         2020         2021           2020           2021         2020
-----------------  ------------ ------------ ------------   ------------   ------------ ------------
                                                   (In millions)
  Commercial......     $--          $--          $--            $--            $ 9          $16
  Agricultural....      --           --           --             --             --            5
  Residential.....       5            4           --             --              5            4
                       ---          ---          ---            ---            ---          ---
     Total........     $ 5          $ 4          $--            $--            $14          $25
                       ===          ===          ===            ===            ===          ===

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2020 was $9 million, $0 and $0, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $0 and $7 million at December 31, 2021 and 2020, respectively. The amortized cost for nonaccrual

                                    MTL-51

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  agricultural mortgage loans with no ACL was $0 and $5 million at December 31,
  2021 and 2020, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31, 2021 or 2020.

Real Estate and Real Estate Joint Ventures

   The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                           December 31,    For the Years Ended December 31,
                                         ----------------- -------------------------------
                                           2021     2020    2021        2020       2019
                                         -------- --------  -------    -------     ------
Income Type                               Carrying Value            Income
---------------------------------------  ----------------- -------------------------------
                                                       (In millions)
Leased real estate investments (1)...... $     56 $     56 $     7    $    33     $   20
Other real estate investments...........       --       --      --          2         --
Real estate joint ventures..............      294      273       7         (2)        (1)
                                         -------- --------  -------    -------     ------
   Total real estate and real estate
     joint ventures..................... $    350 $    329 $    14    $    33     $   19
                                         ======== ========  =======    =======     ======
--------
(1)During 2020, the Company's leased real estate investments increased due to the expiration of leveraged leases where the underlying assets were real estate. Subsequently, in the fourth quarter of 2020, the Company transferred certain leased real estate investments to an affiliate as part of an invested asset non-cash transaction.

Leases

  Leased Real Estate Investments -- Operating Leases

     The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                  December 31,   For the Years Ended December 31,
                                                 --------------- --------------------------------
                                                  2021    2020    2021       2020       2019
                                                 ------- -------  -------    -------    -------
Property Type                                    Carrying Value          Income
--------------------------------------------     --------------- --------------------------------
                                                              (In millions)
Leased real estate investments:
   Land......................................... $    43 $    43 $     3    $     2    $     2
   Industrial...................................      13      13       4          3          4
   Office.......................................      --      --      --         28         14
                                                 ------- -------  -------    -------    -------
       Total leased real estate investments..... $    56 $    56 $     7    $    33    $    20
                                                 ======= =======  =======    =======    =======

                                    MTL-52

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

     Future contractual receipts under operating leases at December 31, 2021 were $6 million in 2022, $6 million in 2023, $5 million in 2024, $4 million in 2025, $3 million in 2026, and in total were $24 million.

Other Invested Assets

     Other invested assets is comprised primarily of FVO Securities, freestanding derivatives with positive estimated fair values (see Note 6) and affiliated loans.

  FVO Securities

     The following table presents the cost, net unrealized gains (losses) and estimated fair value of FVO Securities at:

                                                                     December 31,
                                         ---------------------------------------------------------------------
                                                        2021                               2020
                                         ---------------------------------- ----------------------------------
                                                  Net Unrealized                     Net Unrealized
                                                  Gains (Losses) Estimated           Gains (Losses) Estimated
                                           Cost        (1)       Fair Value   Cost        (1)       Fair Value
                                         -------- -------------- ---------- -------- -------------- ----------
                                                                     (In millions)
FVO Securities.......................... $    106    $    99      $    205  $    115    $    46      $    161
--------
(1)Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.

Cash Equivalents

   Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $379 million and $550 million at December 31, 2021 and 2020, respectively.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on policyholder liabilities, DAC and VOBA that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                              December 31,
                                                     ------------------------------
                                                       2021       2020       2019
                                                     --------  ----------  --------
                                                              (In millions)
Fixed maturity securities AFS....................... $  1,537  $    2,412  $  1,361
Derivatives.........................................       89         (79)       55
Other...............................................        1           1        --
                                                     --------  ----------  --------
       Subtotal.....................................    1,627       2,334     1,416
                                                     --------  ----------  --------
Amounts allocated from:
Policyholder liabilities............................     (397)       (566)     (193)
DAC and VOBA........................................     (107)       (145)      (94)
                                                     --------  ----------  --------
       Subtotal.....................................     (504)       (711)     (287)
Deferred income tax benefit (expense)...............     (236)       (341)     (237)
                                                     --------  ----------  --------
       Net unrealized investment gains (losses)..... $    887  $    1,282  $    892
                                                     ========  ==========  ========

                                    MTL-53

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   The changes in net unrealized investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                       ------------------------------
                                                                         2021       2020       2019
                                                                       --------  ----------  --------
                                                                                (In millions)
Balance at January 1,................................................. $  1,282  $      892  $    296
Cumulative effects of changes in accounting principles, net of income
  tax.................................................................       --          --         1
Unrealized investment gains (losses) during the year..................     (707)        918       937
Unrealized investment gains (losses) relating to:
Policyholder liabilities..............................................      169        (373)     (129)
DAC and VOBA..........................................................       38         (51)      (55)
Deferred income tax benefit (expense).................................      105        (104)     (158)
                                                                       --------  ----------  --------
Balance at December 31,............................................... $    887  $    1,282  $    892
                                                                       --------  ----------  --------
   Change in net unrealized investment gains (losses)................. $   (395) $      390  $    596
                                                                       ========  ==========  ========

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.3 billion at both December 31, 2021 and 2020, respectively.

Securities Lending Transactions

   Securities, Collateral and Reinvestment Portfolio

   A summary of these transactions accounted for as secured borrowings were as follows:

                                                                     December 31,
                                 -------------------------------------------------------------------------------------
                                                    2021                                       2020
                                 ------------------------------------------ ------------------------------------------
                                 Securities (1)                             Securities (1)
                                 --------------                             --------------
                                                     Cash                                       Cash
                                                  Collateral   Reinvestment                  Collateral   Reinvestment
                                   Estimated    Received from  Portfolio at   Estimated    Received from  Portfolio at
                                      Fair      Counterparties  Estimated        Fair      Counterparties  Estimated
Agreement Type                       Value           (2)        Fair Value      Value           (2)        Fair Value
-------------------------------  -------------- -------------- ------------ -------------- -------------- ------------
                                                                     (In millions)
Securities lending..............    $  2,191       $  2,232      $  2,232      $  1,676       $  1,709      $  1,732
--------
(1) These securities are included within fixed maturity securities AFS.

(2) The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

                                    MTL-54

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   Contractual Maturities

     Contractual maturities of these transactions accounted for as secured borrowings were as follows:

                                                               December 31,
                              -------------------------------------------------------------------------------
                                               2021                                    2020
                              --------------------------------------- ---------------------------------------
                              Remaining Tenor of Securities           Remaining Tenor of Securities
                                    Lending Agreements                      Lending Agreements
                              ------------------------------          ------------------------------
                                               Over 1 Over 6                           Over 1 Over 6
                                               Month  Months                           Month  Months
                                       1 Month  to 6   to 1                    1 Month  to 6   to 1
Security Type                 Open (1) or Less Months  Year   Total   Open (1) or Less Months  Year   Total
----------------------------- -------- ------- ------ ------ -------- -------- ------- ------ ------ --------
                                                               (In millions)
Cash collateral liability by
  loaned security type:
U.S. government and
  agency.....................  $  609  $  800  $  822 $  --  $  2,231  $  563  $  910  $  232 $  --  $  1,705
U.S. corporate...............       1      --      --    --         1       4      --      --    --         4
                               ------  ------  ------ -----  --------  ------  ------  ------ -----  --------
Total........................  $  610  $  800  $  822 $  --  $  2,232  $  567  $  910  $  232 $  --  $  1,709
                               ======  ======  ====== =====  ========  ======  ======  ====== =====  ========
--------
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

   The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities, or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

                                                      December 31,
                                                  ---------------------
                                                     2021       2020
                                                  ---------- ----------
                                                      (In millions)
         Invested assets on deposit (regulatory
           deposits)............................. $    1,471 $    1,493
         Invested assets pledged as collateral
           (1)...................................      1,435      1,499
                                                  ---------- ----------
            Total invested assets on deposit and
              pledged as collateral.............. $    2,906 $    2,992
                                                  ========== ==========
--------
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).

                                    MTL-55

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   See "-- Securities Lending Transactions" for information regarding securities supporting securities lending transactions. In addition, the
Company's investment in FHLB common stock, included within other invested assets, which is considered restricted until redeemed by the issuers, was
$51 million and $49 million, at redemption value, at December 31, 2021 and
2020, respectively, (see Note 1).

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of private equity funds, hedge funds, real estate joint ventures and real estate funds. The portion of these investments accounted for under the equity method had a carrying value of $1.3 billion at December 31, 2021. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $626 million at December 31, 2021. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

   As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the
Company's reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income
(loss) for three of the most recent annual periods.

   The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $444.5 billion and
$209.9 billion at December 31, 2021, 2020, respectively. Aggregate total liabilities of these entities totaled $57.5 billion and $28.7 billion at
December 31, 2021, 2020, respectively. Aggregate net income (loss) of these entities totaled $87.8 billion, $8.4 billion and $8.3 billion for the years ended December 31, 2021, 2020 and 2019, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2021 and 2020.

                                    MTL-56

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                     December 31,
                                     ---------------------------------------------
                                              2021                   2020
                                     ---------------------- ----------------------
                                                  Maximum                Maximum
                                      Carrying   Exposure    Carrying   Exposure
Asset Type                             Amount   to Loss (1)   Amount   to Loss (1)
------------------------------------ ---------- ----------- ---------- -----------
                                                     (In millions)
Fixed maturity securities AFS (2)    $    6,092 $    6,092  $    4,657 $    4,657
Other limited partnership interests.        999      1,538         511      1,083
Real estate joint ventures..........        151        151         160        160
Other invested assets...............          9         22           2          4
                                     ---------- ----------  ---------- ----------
       Total........................ $    7,251 $    7,803  $    5,330 $    5,904
                                     ========== ==========  ========== ==========
--------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments.

(2) For variable interests in Structured Products included within fixed maturity securities AFS, the Company's involvement is limited to that of a passive investor in mortgage-backed or ABS issued by trusts that do not have substantial equity.

     As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2021, 2020 and
  2019.

Net Investment Income

   The composition of net investment income by asset type was as follows:

                                                   For the Years Ended December 31,
                                                   ---------------------------------
Asset Type                                            2021        2020       2019
-------------------------------------------------- ----------  ---------- ----------
                                                             (In millions)
Investment income:
Fixed maturity securities AFS..................... $      797  $      631 $      592
Equity securities.................................          1           1          1
Mortgage loans....................................        210         156        103
Policy loans......................................         82          89        100
Real estate and real estate joint ventures........         14          33         19
Other limited partnership interests...............        333          48         16
Cash, cash equivalents and short-term investments.         --           3          9
FVO Securities....................................         44          43         --
Annuities funding structured settlement claims....        330         319        356
Other.............................................        (28)          1         33
                                                   ----------  ---------- ----------
   Subtotal investment income.....................      1,783       1,324      1,229
Less: Investment expenses.........................         36          63         52
                                                   ----------  ---------- ----------
   Net investment income.......................... $    1,747  $    1,261 $    1,177
                                                   ==========  ========== ==========

                                    MTL-57

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   Net investment income included realized and unrealized gains (losses)
recognized in earnings of $53 million and $54 million for the years ended
December 31, 2021 and 2020, respectively. The amount includes realized gains
(losses) on sales and disposals, related to FVO Securities, of $0 and
$8 million for the years ended December 31, 2021 and 2020, respectively. The amount also includes unrealized gains (losses), representing changes in estimated fair value, recognized in earnings, related to FVO Securities, of
$53 million and $46 million for the years ended December 31, 2021 and 2020, respectively.

   Changes in estimated fair value subsequent to purchase of equity-linked notes included within FVO Securities, still held as of the end of the respective periods and included in net investment income were $44 million and
$43 million for the years ended December 31, 2021 and 2020, respectively.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

   Net investment income from equity method investments, comprised primarily of real estate joint ventures and other limited partnership interests, totaled
$342 million, $46 million and $15 million for the years ended December 31,
2021, 2020 and 2019, respectively.

Net Investment Gains (Losses) by Asset Type and Transaction Type

   The composition of net investment gains (losses) by asset type and transaction type was as follows:

                                                               For the Years Ended December 31,
                                                               -------------------------------
Asset Type                                                       2021       2020       2019
--------------------------------------------------------------  -------    -------    -------
                                                                     (In millions)
Fixed maturity securities AFS                                  $    60    $     8    $    28
Equity securities.............................................       2         (6)        --
Mortgage loans................................................      (5)        10         (3)
Real estate and real estate joint ventures....................       1         --         --
Other limited partnership interests...........................      --         (2)        --
Leveraged lease impairments...................................      --         --        (30)
Other.........................................................       3        (16)       (19)
                                                                -------    -------    -------
   Total net investment gains (losses)........................ $    61    $    (6)   $   (24)
                                                                =======    =======    =======

Transaction Type
--------------------------------------------------------------
Realized gains (losses) on investments sold or disposed....... $    69    $    10    $    12
Impairment (losses)...........................................      --         --        (33)
Recognized gains (losses):....................................
   Change in allowance for credit loss recognized in earnings.     (14)       (11)        (3)
   Unrealized net gains (losses) recognized in earnings.......       6         (5)        --
                                                                -------    -------    -------
       Total net investment gains (losses).................... $    61    $    (6)   $   (24)
                                                                =======    =======    =======

   Net realized investment gains (losses) of $69 million, $18 million and
$12 million for the years ended December 31, 2021, 2020 and 2019, respectively, represent realized gains (losses) on sales and disposals from all invested asset classes, including realized gains (losses) on sales and disposals recognized in net investment income, primarily related to FVO Securities.

                                    MTL-58

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

  Fixed Maturity Securities AFS -- Sales and Disposals and Credit Loss

     Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains
  (losses) were as shown in the table below.

                                                                           Years Ended December 31,
                                                                      ----------------------------------
                                                                         2021        2020        2019
                                                                      ----------  ----------  ----------
                                                                                 (In millions)
Proceeds............................................................. $    9,449  $    5,710  $    3,157
                                                                      ==========  ==========  ==========
Gross investment gains............................................... $      172  $       75  $       58
Gross investment losses..............................................       (103)        (67)        (27)
                                                                      ----------  ----------  ----------
   Realized gains (losses) on sales and disposals....................         69           8          31
   Net credit loss (provision) release (change in ACL recognized in
     earnings).......................................................         (9)         --          --
   Impairment (loss) (1), (2)........................................         --          --          (3)
                                                                      ----------  ----------  ----------
   Net credit loss (provision) release and impairment (loss).........         (9)         --          (3)
                                                                      ----------  ----------  ----------
   Net investment gains (losses)..................................... $       60  $        8  $       28
                                                                      ==========  ==========  ==========

Equity Securities
--------------------------------------------------------------------
Realized gains (losses) on sales and disposals....................... $       (3) $       (1) $       --
Unrealized net gains (losses) recognized in earnings.................          5          (5)         --
                                                                      ----------  ----------  ----------
Net investment gains (losses)........................................ $        2  $       (6) $       --
                                                                      ==========  ==========  ==========
--------
(1)Due to the adoption of credit loss guidance on January 1, 2020, prior period
   OTTI (loss) is presented as impairment (loss).

(2)After adoption of new guidance on January 1, 2020, impairment (loss) was comprised of intent-to-sell and direct write down losses: prior to
   January 1, 2020, it was comprised of OTTI losses and intent-to-sell losses.

Related Party Investment Transactions

   The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

                                                Years Ended December 31,
                                             -------------------------------
                                                2021       2020      2019
                                             ---------- ---------- ---------
                                                      (In millions)
    Estimated fair value of invested assets
      transferred to affiliates............. $      690 $      378 $      --
    Amortized cost of invested assets
      transferred to affiliates............. $      559 $      378 $      --
    Net investment gains (losses)
      recognized on transfers............... $      131 $       -- $      --
    Estimated fair value of invested assets
      transferred from affiliates........... $      795 $      393 $      --

                                    MTL-59

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

   Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                              December 31,   Years Ended December 31,
                                              -------------- ------------------------
                                              2021    2020    2021     2020    2019
                                              -----  ------   ------  ------  ------
Investment Type/Balance Sheet
          Category             Related Party  Carrying Value Net Investment Income
-----------------------------  -------------- -------------- ------------------------
                                                        (In millions)
 Affiliated investments (1)    MetLife, Inc.. $  97  $  106  $    2   $    2  $    2
                                              -----  ------   ------  ------  ------
Other invested assets........................ $  97  $  106  $    2   $    2  $    2
                                              =====  ======   ======  ======  ======
--------
(1)Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates of July 2028 to December 2031 and bear interest, payable semi-annually, at a rate per annum ranging from 1.75% to 1.85%, respectively. In July 2021, (Yen)9.3 billion (the equivalent of $87 million)
   of 2.97% affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) (Yen)2.8 billion 1.75% due July
   2028, (ii) (Yen)6.5 billion 1.85% due July 2031. In December 2021, a
   (Yen)1.4 billion (the equivalent of $13 million) 3.14% affiliated senior unsecured note matured and was refinanced with a (Yen)1.4 billion 1.85%
   affiliated senior note due December 2031.

   As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.4 billion for both the years ended December 31, 2021 and 2020. The related net investment income and corresponding policyholder benefits and claims recognized were $330 million,
$319 million and $356 million for the years ended December 31, 2021, 2020 and
2019, respectively.

   The Company receives investment administrative services from affiliates. The related investment administrative service charges were $30 million, $27 million and $17 million for the years ended December 31, 2021, 2020 and 2019, respectively.

   See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for
discussion of mortgage loan participation agreements with affiliates.

6. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

                                    MTL-60

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     The Company uses interest rate derivatives to reduce its exposure to changes in interest rates.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).
  In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed gross notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

     The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. The Company utilizes interest rate caps in nonqualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to

                                    MTL-61

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

  a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives
  Determinations Committee determines that a credit event has occurred. The
  Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as
  U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  Equity Derivatives

     The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

                                    MTL-62

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                              December 31,
                                                         -----------------------------------------------------------
                                                                    2021                          2020
                                                         ----------------------------- -----------------------------
                                                                  Estimated Fair Value          Estimated Fair Value
                       Primary Underlying Risk Exposure           --------------------          --------------------
                       --------------------------------
                                                          Gross                         Gross
                                                         Notional                      Notional
                                                          Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                                                              (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps       Interest rate................. $    10  $   --    $   --     $    10  $   --    $   --
Foreign currency          Foreign currency exchange
  swaps                     rate........................      37       3        --          57       3         2
                                                         -------  ------    ------     -------  ------    ------
   Subtotal..........................................         47       3        --          67       3         2
                                                         -------  ------    ------     -------  ------    ------
Cash flow hedges:
Interest rate swaps       Interest rate.................      15      --        --          16      --        --
Foreign currency          Foreign currency exchange
  swaps                     rate........................   3,257     130        39       2,509      44       130
                                                         -------  ------    ------     -------  ------    ------
   Subtotal..........................................      3,272     130        39       2,525      44       130
                                                         -------  ------    ------     -------  ------    ------
   Total qualifying hedges...........................      3,319     133        39       2,592      47       132
                                                         -------  ------    ------     -------  ------    ------
Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate swaps       Interest rate.................     125      20        --         250      31        --
Interest rate caps        Interest rate.................   1,250       6        --         625      --        --
Interest rate futures     Interest rate.................      78      --        --          --      --        --
Synthetic GICs            Interest rate.................  28,814      --        --      26,908      --        --
Foreign currency          Foreign currency exchange
  swaps                     rate........................     490      27        11         270      20        19
Foreign currency          Foreign currency exchange
  forwards                  rate........................     230      --         2          47      --        --
Credit default swaps--
  purchased               Credit........................      36       1        --          47       1         1
Credit default swaps--
  written                 Credit........................     193       5        --         193       5        --
Equity index options      Equity market.................     148      --        80         148      --        26
                                                         -------  ------    ------     -------  ------    ------
   Total non-designated or nonqualifying
     derivatives.....................................     31,364      59        93      28,488      57        46
                                                         -------  ------    ------     -------  ------    ------
   Total.............................................    $34,683  $  192    $  132     $31,080  $  104    $  178
                                                         =======  ======    ======     =======  ======    ======

                                    MTL-63

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2021 and 2020. The Company's use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and
(ii) written credit default swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                     Year Ended December 31, 2021
                                                                -------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)   OCI
                                                                ---------- ---------- ---------- ----
                                                                            (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --    N/A
Hedged items...................................................       --         --         --    N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)..............        1         --         --    N/A
Hedged items...................................................       (1)        --         --    N/A
                                                                 -------    -------    -------   ----
   Subtotal....................................................       --         --         --    N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $ (1)
Amount of gains (losses) reclassified from AOCI into income....       --         --         --     --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A    176
Amount of gains (losses) reclassified from AOCI into income....       --          7         --     (7)
Foreign currency transaction gains (losses) on hedged items....       --        (15)        --     --
                                                                 -------    -------    -------   ----
   Subtotal....................................................       --         (8)        --    168
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --        (14)   N/A
Foreign currency exchange rate derivatives (1).................       --         --         23    N/A
Credit derivatives -- purchased (1)............................       --         --         --    N/A
Credit derivatives -- written (1)..............................       --         --          1    N/A
Equity derivatives (1).........................................      (54)        --          3    N/A
Foreign currency transaction gains (losses) on hedged items....       --         --         (6)   N/A
                                                                 -------    -------    -------   ----
   Subtotal....................................................      (54)        --          7    N/A
Earned income on derivatives...................................       22         --         28     --
Embedded derivatives (2).......................................      N/A        N/A         63    N/A
                                                                 -------    -------    -------   ----
   Total.......................................................  $   (32)   $    (8)   $    98   $168
                                                                 =======    =======    =======   ====

                                    MTL-64

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

                                                                      Year Ended December 31, 2020
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    (1)   $    --    $    --       N/A
Hedged items...................................................        1         --         --       N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)..............       (2)        --         --       N/A
Hedged items...................................................        2         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $     1
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A      (138)
Amount of gains (losses) reclassified from AOCI into income....       --         (3)        --         3
Foreign currency transaction gains (losses) on hedged items....       --        (16)        --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --        (19)        --      (134)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --         (7)      N/A
Foreign currency exchange rate derivatives (1).................       --         --        (25)      N/A
Credit derivatives -- purchased (1)............................       --         --         (2)      N/A
Credit derivatives -- written (1)..............................       --         --         (3)      N/A
Equity derivatives (1).........................................      (26)        --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --          8       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................      (26)        --        (29)     N//A
Earned income on derivatives...................................       22         --         16        --
Embedded derivatives (2).......................................      N/A        N/A        (73)      N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $    (4)   $   (19)   $   (86)  $  (134)
                                                                 =======    =======    =======   =======

                                    MTL-65

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

                                                                      Year Ended December 31, 2019
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --       N/A
Hedged items...................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)..............       (2)        --         --       N/A
Hedged items...................................................        2         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A       (15)
Amount of gains (losses) reclassified from AOCI into income....       --         (1)        --         1
Foreign currency transaction gains (losses) on hedged items....       --          2         --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --          1         --       (14)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --         (9)      N/A
Foreign currency exchange rate derivatives (1).................       --         --         --       N/A
Credit derivatives -- purchased (1)............................       --         --         --       N/A
Credit derivatives -- written (1)..............................       --         --          8       N/A
Equity derivatives (1).........................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         (1)      N/A
Earned income on derivatives...................................       18         --         10        --
Embedded derivatives...........................................      N/A        N/A        (89)      N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $    18    $     1    $   (80)  $   (14)
                                                                 =======    =======    =======   =======
--------
(1)Excludes earned income on derivatives.

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                                    MTL-66

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                                      Cumulative Amount
                                                   Carrying Amount            of Fair Value Hedging Adjustments
                                                    of the Hedged            Included in the Carrying Amount of Hedged
Balance Sheet Line Item                         Assets (Liabilities)                Assets (Liabilities)
---------------------------------------  ----------------------------------- -----------------------------------------
                                         December 31, 2021 December 31, 2020 December 31, 2021    December 31, 2020
                                         ----------------- ----------------- -----------------    -----------------
                                                                      (In millions)
Fixed maturity securities AFS...........      $    29           $    41           $    --              $    --
Mortgage loans..........................      $    17           $    27           $    --              $    --

   The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $0, $2 million and $1 million for the years ended December 31, 2021, 2020 and 2019 respectively.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31,
2021, 2020 and 2019, respectively.

   At December 31, 2021, 2020 and 2019, the balances in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges were
$89 million, ($79) million and $55 million, respectively.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2021, the Company expected to reclassify $18 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.

                                    MTL-67

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2021                                   2020
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------   ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
   Baa
   Credit default swaps referencing
     indices.............................   $    5      $    193        5.0        $    5      $    193        5.0
--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P
   Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by the International Swaps and Derivatives Association, Inc.
("ISDA") Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly
Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty's bankruptcy. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law.
Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.

                                    MTL-68

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                           December 31,
                                                                              --------------------------------------
                                                                                      2021                2020
                                                                              -------------------  -----------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement   Assets  Liabilities Assets Liabilities
----------------------------------------------------------------------------  -------  ----------- ------ -----------
                                                                                           (In millions)
     Gross estimated fair value of derivatives:
     OTC-bilateral (1)....................................................... $   194     $ 131    $ 102    $   174
     OTC-cleared (1).........................................................       5        --        5         --
                                                                              -------     -----    -----    -------
        Total estimated fair value of derivatives presented on the
          consolidated balance sheets (1)....................................     199       131      107        174
     Gross amounts not offset on the consolidated balance sheets:............
     Gross estimated fair value of derivatives: (2)
     OTC-bilateral...........................................................     (56)      (56)     (55)       (55)
     OTC-cleared.............................................................      --        --       --         --
     Cash collateral: (3), (4)
     OTC-bilateral...........................................................     (94)       --      (44)        --
     OTC-cleared.............................................................      (5)       --       (5)        --
     Securities collateral: (5)
     OTC-bilateral...........................................................     (35)      (75)      (3)      (118)
     OTC-cleared.............................................................      --        --       --         --
                                                                              -------     -----    -----    -------
       Net amount after application of master netting agreements and
          collateral......................................................... $     9     $  --    $  --    $     1
                                                                              =======     =====    =====    =======
--------
(1)At December 31, 2021 and 2020, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $7 million and $3 million, respectively, and derivative liabilities included
   (income) or expense accruals reported in accrued investment income or in other liabilities of ($1) million and ($4) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At
   December 31, 2021 and 2020, the Company received excess cash collateral of
   $21 million and $19 million, respectively, and provided no excess cash collateral.

                                    MTL-69

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2021, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2021 and 2020, the Company received excess securities collateral with an estimated fair value of $62 million and $11 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2021 and 2020, the Company provided excess securities collateral with an estimated fair value of
   $17 million and $21 million, respectively, for its OTC-bilateral derivatives, $6 million and $8 million, respectively, for its OTC-cleared derivatives, and $1 million and $0, respectively, for its exchange-traded derivatives which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                      December 31,
                                               --------------------------
                                                   2021         2020
                                               ------------ -------------
                                                     (In millions)
      Estimated fair value of derivatives in
        a net liability position (1).......... $         75 $         119
      Estimated fair value of collateral
        provided:
      Fixed maturity securities AFS........... $         80 $         133
--------
(1) After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MTL-70

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                        December 31,
                                                                                      ----------------
                                                          Balance Sheet Location       2021     2020
                                                       ------------------------------ ------- --------
                                                                                       (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance................... Other liabilities              $    57 $    100
Other guarantees...................................... Policyholder account balances        4       22
                                                                                      ------- --------
       Embedded derivatives within liability host contracts...................        $    61 $    122
                                                                                      ======= ========

7. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                Level 1  Unadjusted quoted prices in active
                         markets for identical assets or
                         liabilities. The Company defines
                         active markets based on average
                         trading volume for equity securities.
                         The size of the bid/ask spread is
                         used as an indicator of market
                         activity for fixed maturity
                         securities AFS.

                Level 2  Quoted prices in markets that are not
                         active or inputs that are observable
                         either directly or indirectly. These
                         inputs can include quoted prices for
                         similar assets or liabilities other
                         than quoted prices in Level 1, quoted
                         prices in markets that are not
                         active, or other significant inputs
                         that are observable or can be derived
                         principally from or corroborated by
                         observable market data for
                         substantially the full term of the
                         assets or liabilities.

                Level 3  Unobservable inputs that are
                         supported by little or no market
                         activity and are significant to the
                         determination of estimated fair value
                         of the assets or liabilities.
                         Unobservable inputs reflect the
                         reporting entity's own assumptions
                         about the assumptions that market
                         participants would use in pricing the
                         asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MTL-71

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                             December 31, 2021
                                            ---------------------------------------------------
                                                   Fair Value Hierarchy
                                            -----------------------------------
                                                                                Total Estimated
                                              Level 1     Level 2     Level 3     Fair Value
                                            ----------- ----------- ----------- ---------------
                                                               (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $        -- $     6,556 $     1,942  $      8,498
Foreign corporate..........................          --       3,607       1,289         4,896
U.S. government and agency.................       3,219         900          --         4,119
RMBS.......................................          --       2,684         252         2,936
ABS........................................          --       1,895         400         2,295
Foreign government.........................          --       1,931          44         1,975
CMBS.......................................          --       1,387         103         1,490
Municipals.................................          --       1,070          --         1,070
                                            ----------- ----------- -----------  ------------
   Total fixed maturity securities AFS.....       3,219      20,030       4,030        27,279
                                            ----------- ----------- -----------  ------------
Short-term investments.....................         272          17          --           289
Other investments..........................          --           2         205           207
Derivative assets: (1)
Interest rate..............................          --          24           2            26
Foreign currency exchange rate.............          --         160          --           160
Credit.....................................          --           6          --             6
Equity market..............................          --          --          --            --
                                            ----------- ----------- -----------  ------------
   Total derivative assets.................          --         190           2           192
                                            ----------- ----------- -----------  ------------
Separate account assets (2)................         161       4,716         173         5,050
                                            ----------- ----------- -----------  ------------
   Total assets............................ $     3,652 $    24,955 $     4,410  $     33,017
                                            =========== =========== ===========  ============
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $        -- $        -- $        --  $         --
Foreign currency exchange rate.............          --          52          --            52
Credit.....................................          --          --          --            --
Equity market..............................          --          80          --            80
                                            ----------- ----------- -----------  ------------
   Total derivative liabilities............          --         132          --           132
                                            ----------- ----------- -----------  ------------
Embedded derivatives within liability host
  contracts (3)............................          --          --          61            61
                                            ----------- ----------- -----------  ------------
   Total liabilities....................... $        -- $       132 $        61  $        193
                                            =========== =========== ===========  ============

                                    MTL-72

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

                                                     December 31, 2020
                                    ---------------------------------------------------
                                           Fair Value Hierarchy
                                    -----------------------------------
                                                                        Total Estimated
                                      Level 1     Level 2     Level 3     Fair Value
                                    ----------- ----------- ----------- ---------------
                                                       (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate..................... $        -- $     6,887 $     1,175  $      8,062
Foreign corporate..................          --       3,396         914         4,310
U.S. government and agency.........       2,895         981          --         3,876
RMBS...............................          --       1,934         222         2,156
ABS................................          --       1,125         121         1,246
Foreign government.................          --       1,819          44         1,863
CMBS...............................          --       1,347          19         1,366
Municipals.........................          --         846          --           846
                                    ----------- ----------- -----------  ------------
   Total fixed maturity securities
     AFS...........................       2,895      18,335       2,495        23,725
                                    ----------- ----------- -----------  ------------
Short-term investments.............          --           7          --             7
Other investments..................           8          12         161           181
Derivative assets: (1)
Interest rate......................          --          31          --            31
Foreign currency exchange rate.....          --          67          --            67
Credit.............................          --           6          --             6
Equity market......................          --          --          --            --
                                    ----------- ----------- -----------  ------------
   Total derivative assets.........          --         104          --           104
                                    ----------- ----------- -----------  ------------
Separate account assets (2)........          84       4,118         140         4,342
                                    ----------- ----------- -----------  ------------
   Total assets.................... $     2,987 $    22,576 $     2,796  $     28,359
                                    =========== =========== ===========  ============
Liabilities
Derivative liabilities: (1)
Interest rate...................... $        -- $        -- $        --  $         --
Foreign currency exchange rate.....          --         151          --           151
Credit.............................          --           1          --             1
Equity market......................          --          26          --            26
                                    ----------- ----------- -----------  ------------
   Total derivative liabilities....          --         178          --           178
                                    ----------- ----------- -----------  ------------
Embedded derivatives within
  liability host contracts (3).....          --          --         122           122
                                    ----------- ----------- -----------  ------------
   Total liabilities............... $        -- $       178 $       122  $        300
                                    =========== =========== ===========  ============
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

                                    MTL-73

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
   These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such investments.

      The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                    MTL-74

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities AFS
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer ratings                      credit-related issues
            . trades of identical or comparable securities;    . credit spreads
              duration                                         . quoted prices in markets that are not active
            . privately-placed securities are valued using       for identical or similar securities that are
              the additional key inputs:                         less liquid and based on lower levels of
              .  market yield curve; call provisions             trading activity than securities classified in
              .  observable prices and spreads for similar       Level 2
                 public or private securities that             . independent non-binding broker quotations
                 incorporate the credit quality and industry
                 sector of the issuer
              .  delta spread adjustments to reflect specific
                 credit-related issues
-----------------------------------------------------------------------------------------------------------------
 U.S. government and agency securities, Foreign government securities and Municipals
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields    . quoted prices in markets that are not active
            . the spread off the U.S. Treasury yield curve       for identical or similar securities that are
              for the identical security                         less liquid and based on lower levels of
            . issuer ratings and issuer spreads;                 trading activity than securities classified in
              broker-dealer quotations                           Level 2
            . comparable securities that are actively traded   . credit spreads
-----------------------------------------------------------------------------------------------------------------
 Structured Products
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity                                         . credit ratings
            . average delinquency rates; DSCR
            . credit ratings
            . issuance-specific information, including, but
              not limited to:
              .  collateral type; structure of the security;
                 vintage of the loans
              .  payment terms of the underlying assets
              .  payment priority within the tranche; deal
                 performance
-----------------------------------------------------------------------------------------------------------------

                                    MTL-75

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Short-term investments and Other investments
-----------------------------------------------------------------------------------------------------------------
            .  Certain short-term investments and certain      .  Certain short-term investments and certain
               other investments are of a similar nature and      other investments are of a similar nature and
               class to the fixed maturity securities AFS         class to the fixed maturity securities AFS
               described above; while certain other               described above, while certain other
               investments are similar to equity securities.      investments are similar to equity securities.
               The valuation approaches and observable inputs     The valuation approaches and unobservable
               used in their valuation are also similar to        inputs used in their valuation are also
               those described above. Other investments           similar to those described above. Other
               contain equity securities valued using quoted      investments contain equity securities that use
               prices in markets that are not considered          key unobservable inputs such as credit
               active.                                            ratings; issuance structures, in addition to
                                                                  those described above for fixed maturities AFS.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         .  N/A
            . quoted prices or reported net asset value
              provided by the fund managers
-----------------------------------------------------------------------------------------------------------------
--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under "-- Securities, Short-term Investments and Other
   Investments" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such derivatives.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the

                                    MTL-76

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

  net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Freestanding Derivatives

     Level 2 Valuation Approaches and Key Inputs;

        This level includes all types of derivatives utilized by the Company with the exception of derivatives with unobservable inputs as described in
     Level 3.

     Level 3 Valuation Approaches and Key Inputs:

        These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

    Instrument          Interest Rate      Foreign Currency          Credit            Equity Market
                                             Exchange Rate
--------------------------------------------------------------------------------------------------------
 Inputs common to    .swap yield curves   .swap yield curves   .swap yield curves   .equity volatility
 Level 2 by                                                                          (1)
 instrument type     .basis curves        .basis curves        .credit curves
                     .interest rate
                      volatility (1)      .currency spot rates .recovery rates
                                          .cross currency
                                           basis curves
--------------------------------------------------------------------------------------------------------
 Level 3             . interest rate
                     volatility (1), (2)
--------------------------------------------------------------------------------------------------------
--------
(1) Option-based only.

(2) Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

     Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value

                                    MTL-77

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

  recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Embedded derivatives within funds withheld on ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
       Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                             December 31, 2021    December 31, 2020
                                                                            -------------------- --------------------
                                                          Significant                 Weighted             Weighted
                             Valuation Techniques     Unobservable Inputs    Range   Average (1)  Range   Average (1)
                          --------------------------- --------------------- -------- ----------- -------- -----------
Fixed maturity
 securities AFS (3)
U.S. corporate and        Matrix pricing              Offered quotes (4)     1 - 138     106     -- - 150     115
 foreign corporate.......
                          Market pricing              Quoted prices (4)     56 - 117      96     46 - 109      92
                          --------------------------------------------------------------------------------------------
RMBS..................... Market pricing              Quoted prices (4)     68 - 121     100     70 - 109      97
                          --------------------------------------------------------------------------------------------
ABS...................... Market pricing              Quoted prices (4)     92 - 110     101     88 - 106     101
                          --------------------------------------------------------------------------------------------
Derivatives
Interest rate............ Present value techniques    Volatility (6)         1% - 1%      1%      -- - --      --
                          --------------------------------------------------------------------------------------------
                                                                                Impact of
                                                                            Increase in Input
                                                          Significant         on Estimated
                             Valuation Techniques     Unobservable Inputs    Fair Value (2)
                          --------------------------- --------------------- -----------------
Fixed maturity
 securities AFS (3)
U.S. corporate and        Matrix pricing              Offered quotes (4)         Increase
 foreign corporate.......
                          Market pricing              Quoted prices (4)          Increase
                          -------------------------------------------------------------------
RMBS..................... Market pricing              Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------------
ABS...................... Market pricing              Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------------
Derivatives
Interest rate............ Present value techniques    Volatility (6)            Increase (7)
                          -------------------------------------------------------------------

                                    MTL-78

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

--------
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives.

(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6)Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of
   LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.

(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

     Generally, all other classes of assets and liabilities classified within
  Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
  Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

                                    MTL-79

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

      The following tables summarize the change of all assets (liabilities)
   measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                                        Fair Value Measurements Using
                                                                  Significant Unobservable Inputs (Level 3)
                                               -------------------------------------------------------------------------------
                                                  Fixed Maturity Securities AFS
                                               -----------------------------------
                                                                                                                        Net
                                                                                                   Net     Separate  Embedded
                                                             Structured  Foreign      Other    Derivatives Accounts Derivatives
                                               Corporate (6)  Products  Government Investments     (7)       (8)        (9)
                                               ------------- ---------- ---------- ----------- ----------- -------- -----------
                                                                                (In millions)
Balance, January 1, 2020......................   $    953      $  241     $  44      $   --       $ --      $   65     $ (49)
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)......          4           2        --          35         --          (5)      (73)
Total realized/unrealized gains (losses)
  included in AOCI............................        107           5        --          --         --          --        --
Purchases (3).................................        752         151        --          --         --          86        --
Sales (3).....................................        (30)        (42)       --          --         --          (6)       --
Issuances (3).................................         --          --        --          --         --          --        --
Settlements (3)...............................         --          --        --          --         --          --        --
Transfers into Level 3 (4)....................        441           5        --         126         --          --        --
Transfers out of Level 3 (4)..................       (138)         --        --          --         --          --        --
                                                 --------      ------     -----      ------       ----      ------     -----
Balance, December 31, 2020....................   $  2,089      $  362     $  44      $  161       $ --      $  140     $(122)
                                                 ========      ======     =====      ======       ====      ======     =====
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)......          5           3        --          44          1          21        63
Total realized/unrealized gains (losses)
  included in AOCI............................        (42)          6        --          --         --          --        --
Purchases (3).................................      1,363         470        --          --          1          12        --
Sales (3).....................................       (111)        (72)       --          --         --          --        --
Issuances (3).................................         --          --        --          --         --          --        --
Settlements (3)...............................         --          --        --          --         --          --        (2)
Transfers into Level 3 (4)....................         11           3        --          --         --          --        --
Transfers out of Level 3 (4)..................        (84)        (17)       --          --         --          --        --
                                                 --------      ------     -----      ------       ----      ------     -----
Balance, December 31, 2021....................   $  3,231      $  755     $  44      $  205       $  2      $  173     $ (61)
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments
  still held at December 31, 2019: (5)........   $    (13)     $    2     $  --      $   --       $ --      $   --     $ (89)
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments
  still held at December 31, 2020: (5)........   $      4      $    2     $  --      $   35       $ --      $   --     $ (73)
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments
  still held at December 31, 2021: (5)........   $      3      $    1     $  --      $   44       $  1      $   --     $  63
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses)
  included in AOCI for the instruments still
  held at December 31, 2020: (5)..............   $    107      $    5     $  --      $   --       $ --      $   --     $  --
                                                 ========      ======     =====      ======       ====      ======     =====
Changes in unrealized gains (losses)
  included in AOCI for the instruments
  still held at December 31, 2021: (5)........   $    (25)     $    7     $  --      $   --       $ --      $   --     $  --
                                                 ========      ======     =====      ======       ====      ======     =====
Gains (Losses) Data for the year ended
  December 31, 2019:
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)......   $    (11)     $    3     $  --      $   --       $ --      $   --     $ (89)
Total realized/unrealized gains (losses)
  included in AOCI............................   $     99      $    4     $   4      $   --       $ --      $   --     $  --

                                    MTL-80

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

--------
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).
   Substantially all realized/unrealized gains (losses) included in net income
   (loss) for net embedded derivatives are reported in net derivative gains
   (losses).

(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
   (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

(6)Comprised of U.S. and foreign corporate securities.

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.

(9)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in
Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MTL-81

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                 December 31, 2021
                                 -------------------------------------------------
                                               Fair Value Hierarchy
                                            ---------------------------
                                                                          Total
                                  Carrying                              Estimated
                                   Value    Level 1 Level 2   Level 3   Fair Value
                                 ---------- ------- ------- ----------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    6,876 $    -- $    -- $     7,096 $    7,096
Policy loans.................... $    1,647 $    -- $    -- $     2,258 $    2,258
Other invested assets........... $      150 $    -- $   145 $        13 $      158
Premiums, reinsurance and other
  receivables................... $    1,076 $    -- $    68 $     1,124 $    1,192
Liabilities
Policyholder account balances... $    5,742 $    -- $    -- $     6,063 $    6,063
Long term debt.................. $      106 $    -- $   120 $        -- $      120
Separate account liabilities.... $      634 $    -- $   634 $        -- $      634

                                                December 31, 2020
                                 ------------------------------------------------
                                               Fair Value Hierarchy
                                            --------------------------
                                                                         Total
                                  Carrying                             Estimated
                                   Value    Level 1 Level 2  Level 3   Fair Value
                                 ---------- ------- ------- ---------- ----------
                                                  (In millions)
Assets
Mortgage loans.................. $    4,620 $    -- $    -- $    4,885 $    4,885
Policy loans.................... $    1,713 $    -- $    -- $    2,513 $    2,513
Other invested assets........... $      157 $    -- $   157 $       -- $      157
Premiums, reinsurance and other
  receivables................... $    1,074 $    -- $    87 $    1,149 $    1,236
Liabilities
Policyholder account balances... $    3,949 $    -- $    -- $    4,373 $    4,373
Long term debt.................. $      106 $    -- $   126 $       -- $      126
Separate account liabilities.... $      422 $    -- $   422 $       -- $      422

8. Long-term Debt

   The Company's long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $106 million at both December 31, 2021 and 2020.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2021, 2020 and 2019.

                                    MTL-82

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity

Statutory Equity and Income

   MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska
Department of Insurance. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting Principles
("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.

   The state of domicile of MTL imposes risk-based capital ("RBC") requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC
("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL
RBC ratios for MTL were in excess of 370% and 380% at December 31, 2021 and
2020, respectively.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was
$185 million, ($237) million and ($13) million at December 31, 2021, 2020 and
2019, respectively. Statutory capital and surplus was $1.6 billion and
$1.4 billion at December 31, 2021 and 2020, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the
Nebraska Department of Insurance.

Dividend Restrictions

   Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL's own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the
Director of the Nebraska Department of Insurance (the "Nebraska Director") and
the Nebraska Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)"
excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

                                    MTL-83

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity (continued)

   MTL did not pay a dividend for the years ended December 31, 2021 and 2020.
Under Nebraska Insurance Code, MTL has calculated that it may pay approximately
$163 million to MetLife, Inc. without prior regulatory approval by the end of
2022.

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                               Unrealized                       Foreign
                                            Investment Gains     Unrealized    Currency
                                            (Losses), Net of   Gains (Losses) Translation
                                           Related Offsets (1) on Derivatives Adjustments  Other     Total
                                           ------------------- -------------- ----------- -------  --------
                                                                     (In millions)
Balance at December 31, 2018..............      $    241          $    55       $   (15)  $    (8) $    273
OCI before reclassifications..............           795              (16)           14        (2)      791
Deferred income tax benefit (expense).....          (167)               3            (3)       --      (167)
                                                --------          -------       -------   -------  --------
   AOCI before reclassifications, net of
     income tax...........................           869               42            (4)      (10)      897
Amounts reclassified from AOCI............           (27)               1            --         1       (25)
Deferred income tax benefit (expense).....             6               --            --        --         6
                                                --------          -------       -------   -------  --------
   Amounts reclassified from AOCI, net
     of income tax........................           (21)               1            --         1       (19)
                                                --------          -------       -------   -------  --------
   Cumulative effects of changes in
     accounting principles, net of
     income tax...........................            --                1            --        --         1
                                                --------          -------       -------   -------  --------
Balance at December 31, 2019..............           848               44            (4)       (9)      879
OCI before reclassifications..............           635             (137)            2        (1)      499
Deferred income tax benefit (expense).....          (134)              29            --        --      (105)
                                                --------          -------       -------   -------  --------
   AOCI before reclassifications, net of
     income tax...........................         1,349              (64)           (2)      (10)    1,273
Amounts reclassified from AOCI............            (7)               3            --         1        (3)
Deferred income tax benefit (expense).....             2               (1)           --        --         1
                                                --------          -------       -------   -------  --------
   Amounts reclassified from AOCI, net
     of income tax........................            (5)               2            --         1        (2)
                                                --------          -------       -------   -------  --------
Balance at December 31, 2020..............         1,344              (62)           (2)       (9)    1,271
OCI before reclassifications..............          (601)             175            --        (1)     (427)
Deferred income tax benefit (expense).....           126              (37)           --        --        89
                                                --------          -------       -------   -------  --------
   AOCI before reclassifications, net of
     income tax...........................           869               76            (2)      (10)      933
Amounts reclassified from AOCI............           (67)              (7)           --         1       (73)
Deferred income tax benefit (expense).....            14                2            --        --        16
                                                --------          -------       -------   -------  --------
   Amounts reclassified from AOCI, net
     of income tax........................           (53)              (5)           --         1       (57)
                                                --------          -------       -------   -------  --------
Balance at December 31, 2021..............      $    816          $    71       $    (2)  $    (9) $    876
                                                ========          =======       =======   =======  ========
--------
(1)See Note 5 for information on offsets to investments related to policyholder liabilities, DAC and VOBA.

                                    MTL-84

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                             Years Ended December 31,
                                                          ------------------------------
                                                             2021      2020       2019
                                                          ---------  --------  ---------
                                                                                           Consolidated Statements of
AOCI Components                                            Amounts Reclassified from AOCI     Operations Locations
------------------------------------------------------    ------------------------------  ------------------------------
                                                                   (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)................. $      68  $      9  $      29  Net investment gains (losses)
Net unrealized investment gains (losses).................        (1)       (2)        (1) Net investment income
Net unrealized investment gains (losses).................        --        --         (1) Net derivative gains (losses)
                                                          ---------  --------  ---------
    Net unrealized investment gains (losses), before
     income tax..........................................        67         7         27
Income tax (expense) benefit.............................       (14)       (2)        (6)
                                                          ---------  --------  ---------
    Net unrealized investment gains (losses), net of
     income tax..........................................        53         5         21
                                                          ---------  --------  ---------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency exchange rate derivatives...............         7        (3)        (1) Net investment gains (losses)
                                                          ---------  --------  ---------
    Gains (losses) on cash flow hedges, before income
     tax.................................................         7        (3)        (1)
Income tax (expense) benefit.............................        (2)        1         --
                                                          ---------  --------  ---------
    Gains (losses) on cash flow hedges, net of income
     tax.................................................         5        (2)        (1)
                                                          ---------  --------  ---------
Other....................................................        (1)       (1)        (1) Other expenses
                                                          ---------  --------  ---------
    Total reclassifications, net of income tax........... $      57  $      2  $      19
                                                          =========  ========  =========

10. Other Expenses

   Information on other expenses was as follows:

                                                                  Years Ended December 31,
                                                             ----------------------------------
                                                                2021        2020        2019
                                                             ----------  ----------  ----------
                                                                        (In millions)
General and administrative expenses (1)..................... $       42  $       50  $       56
Premium taxes, other taxes, and licenses & fees.............         18          25          21
Commissions and other variable expenses.....................         34         111         131
Capitalization of DAC.......................................        (40)        (41)        (39)
Amortization of DAC and VOBA................................         87          78          77
Interest expense on debt....................................          9           9           9
Other.......................................................          2           2           3
                                                             ----------  ----------  ----------
   Total other expenses..................................... $      152  $      234  $      258
                                                             ==========  ==========  ==========
--------
(1)Includes ($17) million, ($25) million and ($20) million for the years ended
   December 31, 2021, 2020 and 2019, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

                                    MTL-85

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Other Expenses (continued)

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Expenses related to Debt

   See Note 8 for additional information on interest expense on debt.

Affiliated Expenses

   See Notes 4 and 13 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.

11. Income Tax

   The provision for income tax was as follows:

                                                Years Ended December 31,
                                            -------------------------------
                                               2021       2020       2019
                                            ---------- ---------  ---------
                                                     (In millions)
   Current:
   U.S. federal............................ $        8 $      76  $     110
   U.S. state and local....................          1        --         --
                                            ---------- ---------  ---------
      Subtotal.............................          9        76        110
   Deferred:
   U.S. federal............................        148       (61)       (81)
                                            ---------- ---------  ---------
      Provision for income tax expense
        (benefit).......................... $      157 $      15  $      29
                                            ========== =========  =========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                                 Years Ended December 31,
                                                             --------------------------------
                                                                2021        2020       2019
                                                             ----------  ---------  ---------
                                                                       (In millions)
Tax provision at U.S. statutory rate........................ $      161  $      16  $      17
Tax effect of:
Dividend received deduction.................................         (1)        (1)        (1)
Tax-exempt income...........................................         (4)        (5)        (4)
Change in valuation allowance...............................         --         --          1
Other, net..................................................          1          5         16
                                                             ----------  ---------  ---------
   Provision for income tax expense (benefit)............... $      157  $      15  $      29
                                                             ==========  =========  =========

                                    MTL-86

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                     December 31,
                                              --------------------------
                                                  2021          2020
                                              ------------  ------------
                                                     (In millions)
       Deferred income tax assets:
       Policyholder liabilities and
         receivables......................... $      1,048  $      1,157
       Net operating loss carryforwards (1)..            4             3
       Employee benefits.....................            5             5
       Other.................................           --            12
                                              ------------  ------------
          Total gross deferred income tax
            assets...........................        1,057         1,177
       Less: Valuation allowance.............            4             3
                                              ------------  ------------
          Total net deferred income tax
            assets...........................        1,053         1,174
                                              ------------  ------------
       Deferred income tax liabilities:
       Investments, including derivatives....          987         1,085
       Intangibles...........................            7             9
       DAC...................................            8            14
       Net unrealized investment gains.......          235           340
       Other.................................          133            --
                                              ------------  ------------
          Total deferred income tax
            liabilities......................        1,370         1,448
                                              ------------  ------------
          Net deferred income tax asset
            (liability)...................... $       (317) $       (274)
                                              ============  ============
--------
(1)The Company has recorded a deferred tax asset of $4 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2021. U.S. state net operating loss carryforwards will expire between 2029 and 2041, whereas others have an unlimited carryforward period.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included ($33) million and $19 million at
December 31, 2021 and 2020, respectively.

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The
Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2014.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company had no unrecognized tax benefits for the years ended
December 31, 2021, 2020 and 2019.

                                    MTL-87

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Contingencies and Commitments

Contingencies

  Litigation

      Various litigation, claims or assessments against the Company may arise in the course of the Company's business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company's financial position.

      On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.

  Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10,
  2020)

      In this putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company's individual life insurance policies in force on or after
   January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Company intends to defend this action vigorously.

Commitments

  Mortgage Loan Commitments

      The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $861 million and
   $532 million at December 31, 2021 and 2020, respectively.

  Commitments to Fund Private Corporate Bond Investments and Partnership
  Investments

      The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion and $1.0 billion at December 31, 2021 and
   2020, respectively.

13. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions, and distribution services. The bases for such charges are modified and adjusted by management when necessary

                                    MTL-88

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Related Party Transactions (continued)

or appropriate to reflect fairly and equitably the actual cost incurred by the
Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $80 million,
$76 million and $79 million for the years ended December 31, 2021, 2020 and
2019, respectively.

   The Company had net receivables (payables) to affiliates, related to the items discussed above, of ($4) million and $7 million at December 31, 2021 and
2020, respectively.

   See Notes 4, 5 and 9 for additional information on related party transactions.

14. Subsequent Events

   The Company has evaluated events subsequent to December 31, 2021, through
April 8, 2022, which is the date these consolidated financial statements were available to be issued.

                                    MTL-89

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